As filed with the Securities and Exchange Commission on April 7, 2017
Registration No. 333-159992
Registration No. 811-22309
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No.	39	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	41	☒

(Check appropriate box or boxes)

TRANSPARENT VALUE TRUST

(Exact Name of Registrant as Specified in Charter)

330 MADISON AVENUE, 10TH FLOOR, NEW YORK, NEW YORK 10017
(Address of Principal Executive Offices/Zip Code)

Registrant’s Telephone Number, including area code:
(212) 518-5344

Copies To:
Donald C. Cacciapaglia Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Amy J. Lee Transparent Value Trust 330 Madison Avenue, 10th New York, NY 10017	Julien Bourgeois Dechert LLP 1900 K Street, NW Washington, DC 20006
(Name and address of Agent for Service)
Approximate date of proposed public offering: Effective Date of this Post Effective Amendment
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 10, 2017 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on _____________ pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on _____________ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Mutual Funds	|	Equity	|	4.10.2017

Guggenheim Funds Prospectus
Class A, Class C, Institutional Class, and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional Class	Class P
TVDAX	TVDCX	TVIDX	TVFDX	Guggenheim RBP® Large-Cap Defensive Fund
TVEAX	TVECX	TVEIX	TVEFX	Guggenheim RBP® Dividend Fund
TVMAX	TVMCX	TVIMX	TVFMX	Guggenheim RBP® Large-Cap Market Fund
TVVAX	TVVCX	TVVIX	TVVFX	Guggenheim RBP® Large-Cap Value Fund
TVRAX	TVRCX	TVRIX	TVFRX	Guggenheim Directional Allocation Fund
TVKAX	TVKCX	TVKIX	TVKFX	Guggenheim SMID-Cap Directional Allocation Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

RBP-STAT-PRO	guggenheiminvestments.com

ii

iii

Guggenheim RBP® Large-Cap Defensive Fund (formerly Transparent Value Large-Cap Defensive Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees*	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.73%	0.71%	0.70%	0.73%
Total Other Expenses**	0.89%	0.72%	0.71%	0.74%
Total Annual Fund Operating Expenses	1.89%	2.47%	1.46%	1.74%
Less Expense Reimbursements***	0.68%	0.51%	0.50%	0.53%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*	Management fees have been updated to reflect current fees.
**	Total Other Expenses have been updated to reflect current fees.
***
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.20%, 1.95%, 0.95% and 1.20% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Investment Manager’s agreement to reduce fees or reimburse expenses.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$592	$911	$1,324	$2,472	$592	$911	$1,324	$2,472
C	$299	$670	$1,221	$2,726	$199	$670	$1,221	$2,726
Institutional	$98	$361	$700	$1,658	$98	$361	$700	$1,658
P	$123	$442	$842	$1,961	$123	$442	$842	$1,961

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Defensive Index. The Defensive Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that Transparent Value, LLC , an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Defensive Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that are believed to have below average economic and market sensitivity, below average exposure to market volatility and a high RBP ® probability. As of December 31, 2016, the Defensive Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Total Stock Market Index SM . As of December 31, 2016, market capitalizations of companies included in the Defensive Index ranged from approximately $4.1 billion to $313.4 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the ret urn of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class P share (effective May 9, 2016, Class F-1 shares were renamed to Class P shares) performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2013	11.09%
Worst Quarter – September 30, 2011	-10.51%
The year-to-date return as of March 31, 2017 is 6.27%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2016)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Class P shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges.

	1 Year	5 Years	Since Inception
Class P1
Return Before Taxes	7.76%	11.12%	10.03%
Return After Taxes on Distributions	6.55%	7.03%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	5.22%	7.32%	6.91%
Class A1
Return Before Taxes	1.46%	9.68%	8.90%
Class C2
Return Before Taxes	5.97%	10.31	9.09%
Institutional Class[3]
Return Before Taxes	8.02%	11.40	10.14%
Index[1]
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	11.76%	14.56%	12.33%
1 Since inception of April 27, 2010.
2 Since inception of April 18, 2011.
3 Since inception of February 15, 2011.

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013. Farhan

Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Dividend Fund (formerly Transparent Value Dividend Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees*	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.98%	0.97%	0.98%	0.95%
Total Other Expenses**	1.14%	0.98%	0.99%	0.96%
Total Annual Fund Operating Expenses	2.14%	2.73%	1.74%	1.96%
Less Expense Reimbursements***	0.93%	0.77%	0.78%	0.75%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*	Management fees have been updated to reflect current fees.
**	Total Other Expenses have been updated to reflect current fees.
***
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”) from exceeding exceeding 1.20%, 1.95%, 0.95% and 1.20% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Investment Manager’s agreement to reduce fees or reimburse expenses.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$592	$937	$1,402	$2,685	$592	$937	$1,402	$2,685
C	$299	$697	$1,304	$2,944	$199	$697	$1,304	$2,944
Institutional	$98	$391	$793	$1,918	$98	$391	$793	$1,918
P	$123	$466	$914	$2,160	$123	$466	$914	$2,160

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Dividend Index. The Dividend Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Dividend Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM that are believed to have the highest indicated dividend yield and the highest RBP ® probabilities. As of December 31, 2016, the Dividend Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2016, market capitalizations of companies included in the Dividend Index ranged from approximately $2.6 billion to $169.4 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Mid-Capitalization Securities Risk — The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2013	12.42%
Worst Quarter – June 30, 2015	-4.89%

The year-to-date return as of March 31, 2017 is 4.14%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2016)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges.

	1 Year	5 Year	Since Inception
Institutional Class[1]
Return Before Taxes	12.74%	12.97%	10.72%
Return After Taxes on Distributions	11.25%	9.83%	7.96%
Return After Taxes on Distributions and Sale of Fund Shares	7.58%	9.09%	7.46%
Class A2
Return Before Taxes	5.89%	11.21%	9.11%
Class C2
Return Before Taxes	10.57%	11.85%	9.60%
Class P2
Return Before Taxes	12.36%	12.69%	10.43%
Index[1]
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	11.76%	14.56%	11.57%
1 Since inception of February 10, 2011.
2 Since inception of April 18, 2011.

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013. Farhan

Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Large-Cap Market Fund (formerly Transparent Value Large-Cap Market Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees*	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.74%	0.72%	0.72%	0.72%
Total Other Expenses**	0.90%	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.90%	2.48%	1.48%	1.73%
Less Expense Reimbursements***	0.69%	0.52%	0.52%	0.52%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*	Management fees have been restated to reflect current fees.
**	Total Other Expenses have been updated to reflect current fees.
***
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.20%, 1.95%, 0.95% and 1.20% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). To the extent Excluded Expenses are incurred (e.g., the estimated interest expense of 0.01%), Net Annual Fund Operating Expenses may be higher than the contractual caps. This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Investment Manager’s agreement to reduce fees or reimburse expenses.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$592	$912	$1,327	$2,481	$592	$912	$1,327	$2,481
C	$299	$671	$1,224	$2,735	$199	$671	$1,224	$2,735
Institutional	$98	$363	$706	$1,676	$98	$363	$706	$1,676
P	$123	$441	$838	$1,952	$123	$441	$838	$1,952
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Market Index. The Market Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Market Index focuses on companies in the Dow Jones U.S. Large-Cap Total Stock Market Index SM that are believed to have average economic and market sensitivity, average exposure to market volatility and a high RBP ® probability. As of December 31, 2016, the Market Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Total Stock Market Index SM . As of December 31, 2016, market capitalizations of companies included in the Market Index ranged from approximately $3.9 billion to $617.6 billion.

The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class P share (effective May 9, 2016, Class F-1 shares were renamed to Class P shares) performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2012	13.16%
Worst Quarter – September 30, 2011	-16.14%

The year-to-date return as of March 31, 2017 is 6.75%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2016)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Class P shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges.

	1 Year	5 Years	Since Inception
Class P1
Return Before Taxes	7.33%	12.33%	10.84%
Return After Taxes on Distributions	5.77%	7.30%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	5.46%	7.71%	7.12%
Class A1
Return Before Taxes	1.08%	10.86%	9.73%
Class C2
Return Before Taxes	5.61%	11.47	9.05%
Institutional Class[3]
Return Before Taxes	7.71%	12.62	9.99%
Index[1]
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	11.76%	14.56%	12.33%
1 Since inception of April 27, 2010.
2 Since inception of April 18, 2011.
3 Since inception of February 15, 2011.

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013. Farhan

Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim RBP® Large-Cap Value Fund (formerly Transparent Value Large-Cap Value Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees*	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	4.62%	4.61%	4.57%	4.56%
Total Other Expenses**	4.78%	4.62%	4.58%	4.57%
Total Annual Fund Operating Expenses	5.78%	6.37%	5.33%	5.57%
Less Expense Reimbursements***	4.57%	4.41%	4.37%	4.36%
Net Annual Fund Operating Expenses	1.21%	1.96%	0.96%	1.21%

*	Management fees have been restated to reflect current fees.
**	Total Other Expenses have been updated to reflect current fees.
***
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”) from exceeding 1.20%, 1.95%, 0.95% and 1.20% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class P and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Investment Manager’s agreement to reduce fees or reimburse expenses.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$592	$1,305	$2,473	$5,313	$592	$1,305	$2,473	$5,313
C	$299	$1,076	$2,392	$5,527	$199	$1,076	$2,392	$5,527
Institutional	$98	$776	$1,922	$4,755	$98	$776	$1,922	$4,755
P	$123	$850	$2,036	$4,943	$123	$850	$2,036	$4,943
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Value Index. The Value Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts ("REITs"), in the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below). The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Value Index focuses on companies in the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM that are believed to have the highest RBP ® probabilities. As of December 31, 2016, the Value Index was composed of 100 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced quarterly. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Large-capitalization companies are those that constitute the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM . As of December 31, 2016, market capitalizations of companies included in the Value Index ranged from approximately $3.1 billion to $483.2 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds ("ETFs"), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the

Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Value Stocks Risk — Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one and five year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Best Quarter – March 31, 2012	13.04%
Worst Quarter – June 30, 2012	-5.30%

The year-to-date return as of March 31, 2017 is 4.54%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2016)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns shown below reflect applicable sales charges.

	1 Year	5 Year	Since Inception
Institutional Class[1]
Return Before Taxes	14.29%	14.04%	11.09%
Return After Taxes on Distributions	13.59%	10.11%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	8.09%	9.82%	7.70%
Class A2
Return Before Taxes	7.48%	12.28%	9.87%
Class C2
Return Before Taxes	12.13%	12.85%	10.25%
Class P2
Return Before Taxes	14.06%	13.73%	11.11%
Index[1]
Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	16.51%	14.12%	11.62%
1 Since inception of February 10, 2011.
2 Since inception of April 18, 2011.

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim Directional Allocation Fund (formerly Transparent Value Directional Allocation Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.00% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Servicing Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.21%	0.19%	0.19%	0.19%
Total Other Expenses*	0.37%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.57%	2.15%	1.15%	1.40%
Less Expense Reimbursements**	0.06%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.51%	2.11%	1.11%	1.36%

*	Total Other Expenses have been updated to reflect current fees.
**
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”) from exceeding 1.50%, 2.10%, 1.10% and 1.35% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class P and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$621	$936	$1,278	$2,244	$621	$936	$1,278	$2,244
C	$314	$665	$1,147	$2,476	$214	$665	$1,147	$2,476
Institutional	$113	$357	$625	$1,390	$113	$357	$625	$1,390
P	$138	$435	$758	$1,673	$138	$435	$758	$1,673

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 227% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside — including up to 100% cash allocation — during market downturns. The Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market Index SM  that Transparent Value, LLC , an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance® (RBP®) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes (the “Directional Series Indexes”) — the Guggenheim RBP® Large-Cap Market Index SM  (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive Index SM  (with components that have betas higher than one) and the Guggenheim RBP® Large-Cap Defensive Index SM  (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. The components of each of the Directional Series Indexes are derived from the Dow Jones U.S. Large-Cap Total Stock Market Index. As of December 31, 2016, the Directional Allocation Index was composed of 150 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will invest in securities representing the holdings of the Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such fund’s advisory fees and operational fees.
The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances where it may not be possible or practicable (that is, in instances when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (for instance tax diversification requirements that apply to the Fund but not the Index or the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund)) to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. As of December 31, 2016, market capitalizations of companies included in the Directional Index ranged from approximately $3.7 billion to $617.6 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds (“ETFs”), futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The short-term funds in which the Fund will invest include short-term investment companies advised by the Investment Manager or an affiliate of the Investment Manager, or short-term ETFs, that invest in short-term fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories—and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.
Credit Risk —The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs, investment companies managed by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income and floating rate securities ("affiliated short-term funds"), and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares. Certain risks are also specific to investments in affiliated short-term funds in which the Fund invests, as follows:
Asset-Backed Securities Risk — Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk — Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

High Yield and Unrated Securities Risk — High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Investments in Loans Risk — Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Large-Capitalization Securities Risk — The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.

Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed.
U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share performance from year to year and average annual returns for the one year and since inception periods, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective July 19, 2016, certain changes were made to the Fund’s principal investment strategies.

Best Quarter – March 31, 2013	13.11%
Worst Quarter – September 30, 2015	(7.92)%

The year-to-date return as of March 31, 2017 is 6.93%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2016)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class shares only. After-tax returns for other classes will vary. The returns below reflect applicable sales charges.

	1 Year	Since Inception
Institutional Class[1]
Return Before Taxes	12.05%	11.16%
Return After Taxes on Distributions	12.05%	9.69%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	8.14%
Class A1
Return Before Taxes	5.17%	9.34%
Class C1
Return Before Taxes	9.89%	10.06%
Class P1
Return Before Taxes	11.75%	10.89%
Index[1]
Dow Jones U.S. Large-Cap Total Stock Market IndexSM (reflects no deduction for expenses or taxes)	11.76%	14.21%
1 Since inception of June 18, 2012.

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since June 30, 2013. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since January 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Guggenheim SMID-Cap Directional Allocation Fund (formerly Transparent Value SMID-Cap Directional Allocation Fund)

INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim SMID-Cap Directional Allocation IndexSM (the “SMID-Cap Directional Allocation Index” or “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Family of Funds, as defined on page 94 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 37 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00**	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None

*	A 1.25% deferred sales charge will be imposed on purchases of $1,000,000 or more on Fund shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class	Class P
Management Fees	1.15%	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses
Shareholder Service Fees	0.15%	None	None	None
Interest Expense	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses*	0.44%	0.44%	0.44%	0.44%
Total Other Expenses**	0.60%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	2.00%	2.60%	1.60%	1.85%
Less Expense Reimbursements***	0.29%	0.29%	0.29%	0.29%
Net Annual Fund Operating Expenses	1.71%	2.31%	1.31%	1.56%

*	Because the Fund is not yet in operation, Other Operating Expenses are based on estimated amounts for the current fiscal year.
**	Total Other Expenses have been updated to reflect current fees.
***
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Net Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.70%, 2.30%, 1.30% and 1.55% of the Fund’s average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, until February 1, 2019 (the “Agreement”). This Agreement may be terminated by the Board of Trustees of the Trust (“Board”), for any reason at any time. If, at any point, Total Annual Fund Operating Expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s Total Annual Fund Operating Expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement was in place.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. After one year, the Example does not take into consideration the Investment Manager’s agreement to reduce fees or reimburse expenses.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed		Not Redeemed
Class	1 Year	3 Years	1 Year	3 Years
A	$739	$1,112	$739	$1,112
C	$334	$752	$234	$752
Institutional	$133	$447	$133	$447
P	$159	$524	$159	$524

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund's portfolio turnover rate is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the SMID-Cap Directional Allocation Index. The Index’s objective is to provide consistent long-term, risk adjusted outperformance of the broad U.S. equity markets with the goal of capturing more upside in rising equity markets and limiting the downside —including up to 100% cash allocation- during market downturns. The SMID-Cap Directional Allocation Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Small-Cap Total Stock Market Index SM and Dow Jones U.S. Mid-Cap Total Stock Market Index SM that Transparent Value, LLC, an affiliate of the Investment Manager, has selected for inclusion in the Index by applying Required Business Performance ® (RBP ® ) Probability scores (as defined below) and other rules based signals as defined by the Index methodology. The RBP ® Probability scores are derived from a quantitative process of Transparent Value, LLC. The RBP ® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. Using a rules-based methodology, the Index is designed to participate in rising markets while attempting to preserve capital during market declines. The Index aims to allocate its holdings among the stocks in the three Guggenheim Value SMID-Cap Directional Series Indexes (the “SMID-Cap Directional Series Indexes”) — the Guggenheim RBP® SMID-Cap Market Index SM (with components that have betas close to one), the Guggenheim RBP® SMID-Cap Aggressive Index SM (with components that have betas higher than one) and the Guggenheim RBP® SMID-Cap Defensive Index SM (with components that have betas lower than one) — and cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment and market momentum. The components of each of the SMID-Cap Directional Series Indexes are derived from the Dow Jones U.S. Small-Cap Total Stock Market Index and the the Dow Jones U.S. Mid-Cap Total Stock Market Index. As of December 31, 2016, the SMID-Cap Directional Allocation Index was composed of 161 securities. A description of the Index’s methodology is available directly from Transparent Value, LLC (http://www.rbpinstitute.com).
The Fund will invest in securities representing the holdings of the SMID-Cap Directional Allocation Index, and cash or cash equivalents to the extent the Index is allocated to cash. The Fund may be invested in any combination of securities and cash or cash equivalents, as defined by the Index methodology weights. In accordance with the Index methodology, the Index may be 100% allocated to cash. In such circumstances, the Fund will also hold 100% of its assets in cash or cash equivalents. The cash equivalents consist of shares of money market mutual funds and short-term exchange-traded funds (“ETFs”), commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. To the extent that the Fund invests in money market mutual funds or short-term ETFs for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ or ETFs’ advisory fees and operational fees.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index or amounts of such securities in proportion to their weighting in the Index. Such circumstances include, but are not limited to: when a security in the Index becomes temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as tax diversification requirements that apply to the Fund but not the Index or when the Investment Manager is restricted from purchasing securities of a particular company on behalf of the Fund). In these instances, Guggenheim will utilize a sampling methodology. Sampling means that quantitative analysis is used to select securities that represent a sample of the securities in the Index with a similar investment profile as the Index in terms of key risk factors, performance attributes and other characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Index is rebalanced at least quarterly or more frequently when economic conditions signal changes. In addition, the Index is reviewed on an ongoing basis to account for corporate actions such as mergers or de-listings. The Investment Manager may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Small-capitalization and medium-capitalization companies are those that constitute the Dow Jones U.S. Small-Cap Total Stock Market Index SM and the Dow Jones U.S. Mid-Cap Total Stock Market Index SM , respectively. As of December 31, 2016, market capitalizations of companies included in the SMID-Cap Directional Allocation Index ranged from approximately $548.7 million to $18.7 billion.
The Fund also may invest up to 20% of its net assets in common stocks and REITs not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, index and total return swap contracts, cash and cash equivalents. Such investments are intended to improve liquidity, reduce transaction costs and help the Fund stay fully invested, and are not intended to be used for hedging or speculative investment purposes. The Investment Manager does not invest Fund assets based on its opinion of a security, instrument or company.
The Fund will concentrate its investments ( i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. The Fund is non-diversified and, as a result, may invest a larger percentage of its assets in securities of a single issuer than that of a diversified fund. The Board may change the Fund’s investment objective, investment strategy, Index and other policies without shareholder notice or approval, except as otherwise indicated.
Due to its investment strategies, the turnover rate of the Fund should generally be similar to the turnover rate of the Index. As a result, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities than for a fund with a buy and hold strategy. Higher transaction costs may negatively impact the Fund’s performance.
Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during such times and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.
Concentration Risk — The Fund’s assets will only be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, the Fund would be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of Fund assets in a particular industry may not match the industry’s representation in the Index during rebalancing or when or if the Fund is small.

Credit Risk —The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.
Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.
Mid-Capitalization Securities Risk — The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Non-Correlation Risk — The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, the Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.
The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Non-Diversification Risk — The Fund is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio
Passive Management Risk — Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Fund seeks to track a quantitative strategy index, meaning that the Fund invests in securities comprising an index created by a proprietary model. The success of the Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.
REIT Risk — In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed.
Small-Capitalization Securities Risk — The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.
U.S. Government Securities Risk — U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The Fund has not commenced operations and, therefore, does not have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to its Index. Once the Fund commences operations, performance for the Fund will be updated daily, monthly and quarterly and may be obtained online at www.guggenheiminvestments.com or by calling 1-888-727-6885.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management LLC, also known as Guggenheim Investments, serves as the Investment Manager of the Fund. Scott Hammond is primarily responsible for the day-to-day management of the Fund. He has served as a portfolio manager of the Fund since its inception. Gennadiy Khayutin is responsible for the development of portfolio strategy. He has served as a portfolio manager of the Fund since its inception. Farhan Sharaff and Gary McDaniel oversee the Fund’s activities and have served as portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Index Information

Guggenheim RBP® Large-Cap Defensive Index SM , Guggenheim RBP® Dividend Index SM , Guggenheim RBP® Large-Cap Market Index SM , Guggenheim RBP® Large-Cap Value Index SM , Guggenheim Directional Allocation Index SM , and Guggenheim SMID-Cap Directional Allocation Index SM  (together, the “Guggenheim Indexes”) are part of the family of quantitative strategy indexes offered by Transparent Value, LLC (“Transparent Value”), a company under common control with the Investment Manager. The Investment Manager has entered into a services agreement with Guggenheim Transparent Value, LLC ("GTV"), the parent company of Transparent Value, for investment research support services in connection with the use of the Guggenheim Indexes. Dual employees of the Investment Manager and Transparent Value use research provided by a subsidiary of Transparent Value to assist in the identification of securities eligible for inclusion in the Index. The Investment Manager has in place a code of ethics to prevent misuse of non-public index information.
Each of the Guggenheim Indexes is the property of Transparent Value, which has contracted with S&P Dow Jones Indices LLC or its affiliate (“S&PDJI”) to maintain and calculate the Guggenheim Indexes. The Dow Jones U.S. Large-Cap Total Stock Market Index SM , the Dow Jones U.S. Large-Cap Value Total Stock Market Index SM  , Dow Jones U.S. Mid-Cap Total Stock Market Index SM , and Dow Jones U.S. Small-Cap Total Stock Market Index SM  (together, the “S&P Indexes”) are the property of S&PDJI and/or their third party licensors and have been licensed by S&PDJI for use by Transparent Value in connection with the Guggenheim Indexes. S&PDJI shall have no liability for any errors or omissions in calculating the Guggenheim Indexes.
The RBP ® Methodology

Transparent Value believes that it’s better to avoid losers rather than trying to pick winners. Picking winners requires that an investor have knowledge of the future, which by definition is completely unknown. In contrast, Transparent Value believes that in order to avoid losers an investor does not require knowledge of the future, but rather can rely on a known quantity of information: the stock price and current and past financial information. Transparent Value believes that a stock becomes a loser when management of that company cannot deliver the business performance necessary to support its then current stock price.
Transparent Value believes many stock analysts and investment managers in trying to pick winners employ subjective valuation techniques and that the informational value of such analysis, when used as the basis for investment management programs, varies widely. For example, investment managers have often used analytical valuation techniques designed to determine the underlying value of a stock in light of certain assumptions. Typically, these assumptions are defined with respect to basic business activities of a company ( e.g.,  the creation of new product lines, increases in sales, the addition of new stores or the issuance of more insurance policies). These assumptions in turn lead to further assumptions about the company’s future revenues, which in the context of such valuation techniques then indicate a value for the company and a price per share of stock.
By contrast, the valuation techniques characterizing the RBP ®  methodology calculate the business performance that a company must achieve in order to support its then-current stock price based on information disclosed in the company’s publicly available financial reports. This metric is called the Required Business Performance ®  or RBP ® , and it is derived from a reverse discounted cash-flow analytic model using reported financial information. Then, based on growth and revenues during the prior three years, the RBP ®  methodology computes a probability (expressed as a percentage) that a company can achieve its then-current Required Business Performance. This metric is called the RBP ®  Probability score.
Transparent Value believes that the RBP ®  Probability score is relevant for determining a company’s intrinsic value. Transparent Value also believes that, as a general matter, pricing inefficiencies occur when a company’s actual revenues and growth deviate significantly from the required revenues and growth as implied by the current market price of a company’s stock. The RBP ®  methodology is designed to identify instances of such inefficiencies and to quantify related pricing discrepancies.
Over specified time periods, RBP ®  Probability scores may indicate the likelihood that a company can achieve its Required Business Performance. Transparent Value believes that the RBP ®  methodology provides a disciplined, rules-based program which reduces the subjectivity and variability characterizing many, more traditional valuation techniques. There is no assurance the RBP ®  methodology will successfully identify companies that will achieve their RBP ®  or outperform the performance of other indices.

“Required Business Performance” and “RBP” are trademarks of Transparent Value.
Risk of Index Data Disruption
The calculation or rebalancing of an Index may not be possible or feasible under certain circumstances, including, without limitation, a systems failure, natural or man-made disaster, act of God, act of terrorism, labor disruption or any similar intervening circumstance, that is beyond the reasonable control of Transparent Value and that Transparent Value determines affects an Index or any Index component. Upon the occurrence of such events, Transparent Value may, in its discretion, elect to determine the appropriate composition of an Index based on alternative calculation or rebalancing methodologies, which may or may not accurately reflect changes in the market value of the Index components. Because of the Funds’ passive management strategies, each Fund will seek to provide investment results that correspond to the performance of its respective Index, regardless of whether it is accurately calculated or rebalanced.
Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. Each Fund has an investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its respective Index. For purposes of this policy, “under normal circumstances” does not include the time period (generally a few days) after a rebalancing or reconstitution (either a scheduled or ad hoc rebalancing or reconstitution) of such Fund’s underlying index that causes a Fund to be out of compliance with its 80% investment policy due to the fact that it is not possible or practicable to purchase the securities in the newly rebalanced/reconstituted Index or sell the applicable securities in the Fund’s portfolio (e.g., a security in the Index or the Fund’s portfolio is temporarily illiquid, unavailable or less liquid or the purchasing or selling a security implicates tax diversification requirements or other legal restrictions applicable to the Fund). In addition, for purposes of determining a Fund’s compliance with the Fund’s 80% investment policy, the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally derivatives, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined.
In response to adverse or unstable market, economic, political, or other conditions, a Fund may temporarily depart from its normal investment policies and strategies provided that the alternative is consistent with the Fund’s investment objective and is believed to be, at the time the decision is made, in the best interest of the Fund. For example, a Fund may use derivatives to maintain exposure to its Index if it is unable to invest directly in a component security. A Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” Each Fund’s policy to concentrate its investments in an industry or group of industries to approximately the same extent that its underlying Index concentrates in the securities of a particular industry or group of industries is a fundamental policy.  The full text of each Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in the prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains. In seeking to meet its investment objective and to adapt to changing economic environments, a Fund’s assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.
Cash and Cash Equivalents Risk — When all or a portion of a Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited and there is a possibility that the cash account will not be able to keep pace with inflation. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and a Fund could lose money through these investments.
Concentration Risk — A Fund’s assets will only be concentrated in an industry or group of industries to the extent that its Index concentrates in a particular industry or group of industries. By concentrating its assets in a single industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries. The amount of a Fund’s assets in a particular industry may not match the industry’s representation in the applicable Index during rebalancing or when or if the fund is small.
Historically, the Indexes the Funds are designed to track have been concentrated from time to time in one or more of the following industries: industrials, financials, consumer staples, health care, information technology, energy and consumer discretionary. The principal risks relating to a Fund’s concentration in these industries are set forth below. However, the future composition of the Indexes may vary and, therefore, an Index’s historical industry concentrations may not match its future industry concentrations. Further, in the future, an Index may not be concentrated or may be concentrated in one or more other industries not identified below that are included in the Indexes.
Consumer Discretionary Risks — A Fund that concentrates in the consumer discretionary industry (or a group of industries related to the consumer discretionary industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer discretionary industry can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. Success of these companies can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, products of consumer discretionary companies.
Consumer Staples Risks — A Fund that concentrates in the consumer staples industry (or a group of industries related to the Consumer staples industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the consumer staples industry can be adversely affected by changes in the worldwide economy, consumer spending, confidence, competition, demographics and preferences, exploration, production spending and the cost of commodities. Companies in this industry are also affected by changes in government regulations or policies, world events and economic conditions, as well as natural and man-made disasters and political, social or labor unrest that affect production and distribution of consumer staple products.
Energy Risks — A Fund that concentrates in the energy industry (or a group of industries related to the energy industry) may be subject to greater risks than a portfolio without such a concentration. The energy industry is cyclical and highly dependent on commodities prices. The market values of companies in the energy industry could be adversely affected by, among other factors, levels and volatility of global energy prices, commodity price volatility, energy supply and demand, changes in exchange rates and interest rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments, tax treatment and labor relations. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in or engage in transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact to a fund’s holdings and the performance of the fund.
Financial Sector Risk — A Fund that concentrates in the financial industry (or a group of industries related to the financial industry) may be subject to greater risks than a portfolio without such a concentration. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.
Health Care Risks — A Fund that concentrates in the health care industry (or a group of industries related to the health care industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. A number of legislative proposals concerning healthcare have been considered and/or enacted by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. A Fund cannot predict what proposals will be enacted or what effect such proposals may have on health care-related companies. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care industries can be significantly affected by patent expirations. In addition, many health care-related companies are smaller and less seasoned than companies in other industries.
Industrials Risks — A Fund that concentrates in the industrial industry (or a group of industries related to the industrial industry) may be subject to greater risks than a portfolio without such a concentration. Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrial sector can be significantly affected by government spending policies because companies involved in this sector may rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies may be heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Some other companies in the industrial sector are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Risks — A Fund that concentrates in the information technology industry (or a group of industries related to the information technology industry) may be subject to greater risks than a portfolio without such a concentration. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Utility Risks — A Fund that concentrates in the utility industry (or a group of industries related to the utility industry) may be subject to greater risks than a portfolio without such a concentration. Companies in the utility industry are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; and increased competition resulting from deregulation, overcapacity, and pricing pressures.
Credit Risk —A Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition that could lower the credit quality (or the market’s perception of the credit quality) of an issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are fixed-income instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest are generally either (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.

Derivatives Risk — A Fund may invest a percentage of its assets in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of a Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and is intended to increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts entered into primarily by institutional investors for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Counterparty Credit Risk — A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of gaining exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments, a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral held by, or on behalf of, the counterparty. If this occurs, the value of your shares in a Fund will decrease.
Equity Securities Risk — A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time.

Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Index Methodology Risk — There is no assurance that Guggenheim Investments' RPB® methodology will successfully identify companies that exhibit low or high probability scores or the Index will outperform the performance of other indices based on different methodologies.
Industrials Risks — A Fund that concentrates in the industrial industry (or a group of industries related to the industrial industry) may be subject to greater risks than a portfolio without such a concentration. Stock prices for industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrial sector can be significantly affected by government spending policies because companies involved in this sector may rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies may be heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Some other companies in the industrial sector are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Risks — A Fund that concentrates in the information technology industry (or a group of industries related to the information technology industry) may be subject to greater risks than a portfolio without such a concentration. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Interest Rate Risk — Investments in fixed-income instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, causing the value of a Fund’s holdings and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration of the bonds in a Fund, the more a Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.
Changing Fixed-Income Market Conditions — Although the Board of Governors of the Federal Reserve System (“Federal Reserve”) has started to raise interest rates, interest rates in the U.S. and many parts of the world, including certain European countries, remain at or near historically low levels. In addition, certain European countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income instruments, and similar interest rate conditions may be experienced in other regions. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns).
Changes in fixed-income market conditions, including the recent increase and potential for future increases to the federal funds rate or interest rates falling below zero, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and share price to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investments in Affiliated Short-Term Funds — Under certain conditions, the Guggenheim Directional Allocation Fund will invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, repurchase agreements or securities of other investment companies, particularly short-term fixed-income investment companies advised by the Investment Manager, or an affiliate of the Investment Manager ("affiliated short-term funds"). Investments by the Fund in these investment companies significantly increases the Fund's exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as "junk bonds") or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on the investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions. Some of the risks of investing in these funds include:
Asset-Backed Securities Risk — The affiliated short-term funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, credit and liquidity and valuation risks.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment risk of the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an asset-backed securities issuer are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect an affiliated short-term fund’s investment in the asset-backed securities. The value of asset-backed securities held by an affiliated short-term fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, recently adopted rules implementing credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which an affiliated short-term fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to an affiliated short-term fund and the affiliated short-term fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Act or foreign regulatory developments could materially impact the value of the affiliated short-term fund’s assets, expose the affiliated short-term fund to additional costs and require changes to investment practices, thereby adversely affecting the affiliated short-term fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which an affiliated short-term fund invests, defined by the assets collateralizing the asset-backed securities.
Residential Mortgage-Backed Securities — Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect an affiliated short-term fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, an affiliated short-term fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities — Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk — A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly, as well as other risks, including interest rate risk, credit and liquidity and valuation risks, and the risk of default. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. An affiliated short-term fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which an affiliated short-term fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by an affiliated short-term fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which an affiliated short-term fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
High Yield and Unrated Securities Risk — High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. High yield securities may be more sensitive to adverse market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Investments in Loans Risk — Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. An affiliated short-term fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the affiliated short-term fund not receiving payments to which it is entitled.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below

“BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which an affiliated short-term fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. An affiliated short-term fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the affiliated short-term fund.  Transactions in loans are often subject to long settlement periods (in excess of the standard T+3 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to an affiliated short-term fund to make additional investments or to use proceeds to meet its current redemption obligations. An affiliated short-term fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy, thereby limiting an affiliated short-term fund’s rights to any collateral.
An affiliated short-term fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than an affiliated short-term fund) or an affiliated short-term fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, an affiliated short-term fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or an affiliated short-term fund determines not to receive non-public information about a borrower for loan investments, the affiliated short-term fund may be disadvantaged relative to other investors and the affiliated short-term fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, an affiliated short-term fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, an affiliated short-term fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.
Prepayment Risk -The issuers of securities held by an affiliated short-term fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes as well as limiting the ability of an affiliated short-term fund to invest in securities with higher interest rates. Prepayment risk is a major risk of certain asset-backed securities, including mortgage-backed securities.
Investment in Investment Vehicles Risk — Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and securities of investment companies that are not index-based, including mutual funds, affiliated short-term funds or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Fund may invest in other index-based investments designed to track other indexes or market sectors. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to enhance return or yield.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Large-Capitalization Securities Risk — A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk — The use of derivatives, reverse repurchase agreements, unfunded commitments and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.
The Funds are permitted to borrow money for certain purposes, and often do, to meet redemption requests without having to sell portfolio securities at a disadvantageous time and to facilitate portfolio management consistent with tracking a Fund’s index. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased.
In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Liquidity Risk — The Fund is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like, including in response to rebalancings or reconstitutions of the Index. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance and the Fund’s degree of correlation with the return of the Index.
Mid-Capitalization Securities Risk — A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Correlation Risk — A Fund’s return may not match the return of the Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a quarterly basis, a Fund’s costs associated with rebalancing may be greater than those incurred by other funds that track indices whose composition changes less frequently. In addition, the performance of a Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.
Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in the Index.  For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Index.
A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. If a Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Non-Diversification Risk —A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s net asset value and total return (e.g., greater losses) and volatility than a more diversified portfolio.
Passive Management Risk — Unlike many investment companies, a Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.
Quantitative Investment Strategy Risk — The Funds seek to track a quantitative strategy index, meaning that the Funds invest in securities comprising an index created by a proprietary model. The success of a Fund’s principal investment strategies depends on the effectiveness of the model in screening securities for inclusion in the Index. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, a Fund may have a lower return than if the Fund were managed using a fundamental investment strategy or an index based strategy that did not incorporate quantitative analysis.

REIT Risk — REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service ("IRS") to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to a Fund may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Small-Capitalization Securities Risk — A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
U.S. Government Securities Risk — Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
Value Stocks Risk — Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds’ investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners”, “Guggenheim Investments”, or the "Investment Manager"), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Funds. On September 30, 2016, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $156.5 billion.
The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.
MANAGEMENT FEES
During the most recent fiscal year ended September 30, 2016, each Fund that has been in operation for a full fiscal year paid the following annual advisory fees (net of any applicable fee waivers and/or expense reimbursements) as a percentage of the Fund’s average daily net assets to the Investment Manager.

Fund	Effective Advisory Fees
Guggenheim RBP® Large-Cap Defensive Fund	0.34%
Guggenheim RBP® Dividend Fund	0.09%
Guggenheim RBP® Large-Cap Market Fund	0.38%
Guggenheim RBP® Large-Cap Value Fund	0.00%
Guggenheim Directional Allocation Fund	0.92%
The contractual management fee for Guggenheim SMID-Cap Directional Allocation Fund is 1.15% of the Fund’s average daily net assets.
The Investment Manager has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep each Fund’s net annual fund operating expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.20%, 1.95%, 0.95% and 1.20% of the average daily net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, for Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund until February 1, 2019, from exceeding 1.50%, 2.10%, 1.10% and 1.35% of the daily average net assets of the Class A, Class C, Institutional Class and Class P Shares, respectively, for Guggenheim Directional Allocation Fund until February 1, 2019, and from exceeding 1.70%, 2.30%, 1.30% and 1.55% of the daily average net assets of the Class A, Class C, Institutional Class and Class P Shares of Guggenheim SMID-Cap Directional Allocation Fund until February 1, 2019 (the “Agreements”). To the extent Excluded Expenses are incurred, a Fund’s net expenses may be higher that the contractual caps. If, at any point, total annual Fund operating expenses (not including Excluded Expenses) are below the contractual caps, the Investment Manager is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund’s total annual Fund operating expenses (not including Excluded Expenses) and the contractual caps to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the Agreements were in place. No reimbursement shall be paid to the Investment Manager with respect to any Fund until reported to the Board.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Investment Manager is available in the Funds’ September 30, 2016 Annual Report to Shareholders and, with respect to the Guggenheim SMID-Cap Directional Allocation Fund, will be available in the next shareholder report following the Guggenheim SMID-Cap Directional Allocation Fund’s commencement of operations.

PORTFOLIO MANAGERS
Scott Hammond is primarily responsible for the day-to-day management of the Funds. He has served as the Portfolio Manager of the Funds since each Fund’s inception. Mr. Hammond is a Managing Director of the Investment Manager.

Prior to joining the Investment Manager in July 2009, Mr. Hammond was Head of ETF Portfolio Management at Northern Trust, where he oversaw the portfolio management of NETS, Northern Trust’s family of ETFs. Mr. Hammond was also Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets, as well as proprietary and client-driven research. He holds a Master of Business Administration from Purdue University’s Krannert Graduate School of Management and a Bachelor of Arts in Economics from the University of New Hampshire.
Gennadiy Khayutin is responsible for the development of portfolio strategy of the Funds. He has served as a Portfolio Manager for each Fund except Guggenheim SMID-Cap Directional Allocation Fund since June 30, 2013 and for Guggenheim SMID-Cap Directional Allocation Fund since its inception. Mr. Khayutin is a Managing Director of the Investment Manager. Prior to joining the Investment Manager in May 2005, Mr. Khayutin was with Goldman Sachs & Co.’s Healthcare Group where he was responsible for structured debt products for a variety of healthcare and higher educational clients. He holds a Bachelor of Science in Finance and Information Systems from New York University.
Gary McDaniel, CFA is primarily responsible for overseeing the Funds' activities. He has served as a Portfolio Manager for each Fund except Guggenheim SMID-Cap Directional Allocation Fund since January 2017 and for Guggenheim SMID-Cap Directional Allocation Fund since its inception. Mr. McDaniel is a Managing Director of Guggenheim Partners. Mr. McDaniel joined the Investment Manager in September 2009, and his responsibilities include risk management and investment strategy oversight for equity strategies, investment strategy development and evaluation, evaluating risk exposures and investment performance of external sub-advisers, and reporting performance and risk information to Fund boards. Prior to joining the Investment Manager, Mr. McDaniel was a Senior Portfolio Manager for MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. McDaniel worked at Standard & Poor’s, where he earned The Wall Street Journal’s Best on the Street award as a member of the firm’s Equity Research group. Prior to that, he worked as an Associate Economist for HIS Global Insight, an economic consulting and forecasting firm. Mr. McDaniel has earned the Chartered Financial Analyst designation and holds an M.B.A. from New York University’s Stern School of Business and a B.A. in International Economics from the George Washington University.
Farhan Sharaff is primarily responsible for overseeing the Funds' activities. He has served as a Portfolio Manager for each Fund except Guggenheim SMID-Cap Directional Allocation Fund since January 2017 and for Guggenheim SMID-Cap Directional Allocation Fund since its inception. He is Assistant Chief Investment Officer, Equities of Guggenheim Partners. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of CITIC Capital Asset Management, Clarfeld Financial Advisors, and Guggenheim Global Investment plc.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.

Class A, Class C and Institutional Class
Class A shares, Class C shares and Institutional Class shares are offered directly through MUFG Investor Services (the “Transfer Agent”) and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance. A Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Eligible investors for Institutional Class shares include the following:
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Funds’ Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Funds.
If you are deemed to be an “eligible investor” by virtue of an initial investment in a Fund in an amount of $ 2,000,000 or more, your account may be subject to a minimum account balance requirement of $1,000,000. Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at their discretion.
The Institutional Class of each Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P

Class P shares of a Fund are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
OPENING YOUR ACCOUNT (Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION (Class A, Class C and Institutional Class Only)

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)-or as otherwise permitted by the SEC-the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the "Distributor"), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until received by the Transfer Agent in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*
* Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.

Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
CLASS A SHARES
Class A shares are sold at NAV plus the applicable initial sales charge. For each Fund other than Guggenheim SMID-Cap Directional Allocation Fund, the sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase, and 5.75% of the purchase price of your investment in connection with your initial purchase for Guggenheim SMID-Cap Directional Allocation Fund. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.
The current sales charge rates for each Fund other than Guggenheim SMID-Cap Directional Allocation Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.00%
$100,000-$250,000	3.75%	3.00%
$250,000-$500,000	2.75%	2.25%
$500,000-$1,000,000	2.00%	1.75%
Greater than $1,000,000*	None	None

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.00% deferred sales charge if you redeem your shares within 12 months of purchase.

The current sales charge rates for Guggenheim SMID-Cap Directional Allocation Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $25,000	5.75%	6.10%
$25,000-$50,000	5.00%	5.26%
$50,000-$100,000	4.50%	4.71%
$100,000-$250,000	3.50%	3.63%
$250,000-$500,000	2.50%	2.56%
$500,000-$750,000	2.00%	2.04%
$750,000-$1,000,000	1.50%	1.52%
Greater than $1,000,000*	None	None

*
If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 1.25% deferred sales charge if you redeem your shares within 18 months of purchase.

You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.

HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

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Rights of Accumulation —To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Letters of Intent —Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.

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Reinstatement Privilege —If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following individuals:

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Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;

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Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

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A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and

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Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to a front-end sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
CLASS C SHARES
Class C shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No CDSC is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
WAIVER OF CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.
In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary's applicable policies and procedures.

Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the IRS when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
CANCELED PURCHASE ORDERS (Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent (MUFG Investor Services) does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.

If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund may suspend your right to redeem your shares during times when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors . Each Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price (additional information regarding redemptions in kind is available in the SAI). If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Funds have entered into a committed line of credit with a bank that a Fund may use to pay your redemption proceeds without having to sell portfolio securities when deemed appropriate, and often do, to meet redemption requests without having to sell portfolio securities at a disadvantageous time and to facilitate portfolio management consistent with tracking a Fund’s index.
REDEMPTION PROCEDURES
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
Class A, Class C and Institutional Class
Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
Class P
For redemptions of Class P shares, your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving the request from your financial intermediary. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to your financial intermediary on the next Business Day following the holiday.
MEDALLION SIGNATURE GUARANTEES (Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
UNCASHED CHECK POLICY (Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments Attn: Ops. Dept. P.O. Box 758567 Topeka, KS 66675-8567	Guggenheim Investments Mail Zone 567 One Security Benefit Place Topeka, KS 66636
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DOLLAR-COST AVERAGING (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your Class A, Class C, and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET (Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS (Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES (Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776 (Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES (Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$15 for standard overnight packages (fee may be higher for special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES (Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.
The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Funds’ Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•
Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.
Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ or, in certain instances, the financial intermediary’s market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ or, in certain instances, the financial intermediary’s market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.
RIGHTS RESERVED BY THE FUNDS
The Funds reserve the right to close your account or redeem your shares in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Distribution and Shareholder Services

CLASS A AND CLASS P SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

SHAREHOLDER SERVICING PLAN
Each Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services at an annual rate not to exceed 0.15% of the average daily net assets of each Fund’s Class A Shares.

SUB-TRANSFER AGENCY SERVICES
The Transfer Agent, Distributor or Trust has entered into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing for sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary.  The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.

SYSTEMATIC WITHDRAWAL PLAN (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available Fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of Funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds’ Distributor.
Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the Fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial (up-front) sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets within one year after buying them. Your share of a Fund’s net short-term capital gains will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
If you buy shares of a Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Portfolio shares).
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 35% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
COST BASIS

A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE-a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Debt securities with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares, and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Investment Manager or other parties who provide services to the Funds.
You may not be eligible for every share class offered by the Funds. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided for the fiscal year ended September 30, 2016 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in the Funds' 2016 Annual Report. The information provided below for prior periods was audited by a predecessor independent registered public accounting firm. As of the date of this Prospectus, the Guggenheim SMID-Cap Directional Allocation Fund has not commenced operations. Therefore, it does not have any financial history.

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Financial Highlights

Guggenheim RBP® Large-Cap Defensive Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.59	$12.70	$13.34	$12.18	$10.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.04	.03	.02	.08
Net gain (loss) on investments (realized and unrealized)	.84	.14	1.45	2.17	2.26
Total from investment operations	.86	.18	1.48	2.19	2.34
Less distributions from:
Net investment income	(.05)	(.07)	(.01)	(.06)	(.03)
Net realized gains	(.97)	(2.22)	(2.11)	(.97)	(.16)
Total distributions	(1.02)	(2.29)	(2.12)	(1.03)	(.19)
Redemption fees collected	—	—	—	—	(-)[e]
Net asset value, end of period	$10.43	$10.59	$12.70	$13.34	$12.18

Total Return[b]	8.66%	1.39%	11.66%	19.71%	23.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,761	$8,941	$9,646	$11,510	$9,506
Ratios to average net assets:
Net investment income (loss)	0.20%	0.36%	0.24%	0.13%	0.71%
Total expenses[c]	1.95%	1.67%	1.61%	1.77%	2.34%
Net expenses[d,f]	1.41%	1.50%	1.51%	1.51%	1.51%
Portfolio turnover rate	103%	135%	236%	283%	256%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.50	$12.64	$13.35	$12.20	$10.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.02)	(.04)	(.06)	.03
Net gain (loss) on investments (realized and unrealized)	.84	.13	1.45	2.18	2.25
Total from investment operations	.79	.11	1.41	2.12	2.28
Less distributions from:
Net investment income	(.04)	(.03)	(.01)	—	(.02)
Net realized gains	(.97)	(2.22)	(2.11)	(.97)	(.16)
Total distributions	(1.01)	(2.25)	(2.12)	(.97)	(.18)
Net asset value, end of period	$10.28	$10.50	$12.64	$13.35	$12.20

Total Return[b]	8.01%	0.77%	11.05%	19.00%	22.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,939	$8,885	$14,202	$11,429	$6,652
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.21%)	(0.33%)	(0.51%)	0.23%
Total expenses[c]	2.63%	2.36%	2.28%	2.45%	2.94%
Net expenses[d,f]	2.05%	2.10%	2.11%	2.11%	2.11%
Portfolio turnover rate	103%	135%	236%	283%	256%

Guggenheim RBP® Large-Cap Defensive Fund

P-Class*	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.76	$12.87	$13.47	$12.29	$10.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.06	.05	.04	.08
Net gain (loss) on investments (realized and unrealized)	.88	.14	1.47	2.18	2.29
Total from investment operations	.90	.20	1.52	2.22	2.37
Less distributions from:
Net investment income	(.04)	(.09)	(.01)	(.07)	(.05)
Net realized gains	(.97)	(2.22)	(2.11)	(.97)	(.16)
Total distributions	(1.01)	(2.31)	(2.12)	(1.04)	(.21)
Redemption fees collected	—	—	—	—	(-)[e]
Net asset value, end of period	$10.65	$10.76	$12.87	$13.47	$12.29

Total Return[b]	8.89%	1.48%	11.86%	19.88%	23.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$778	$17,458	$22,666	$27,970	$28,803
Ratios to average net assets:
Net investment income (loss)	0.14%	0.54%	0.35%	0.28%	0.74%
Total expenses[c]	1.74%	1.61%	1.53%	1.70%	2.19%
Net expenses[d,f]	1.43%	1.35%	1.36%	1.36%	1.36%
Portfolio turnover rate	103%	135%	236%	283%	256%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Defensive Fund

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.86	$12.96	$13.52	$12.33	$10.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.09	.08	.06	.13
Net gain (loss) on investments (realized and unrealized)	.87	.14	1.48	2.20	2.28
Total from investment operations	.93	.23	1.56	2.26	2.41
Less distributions from:
Net investment income	(.04)	(.11)	(.01)	(.10)	(.07)
Net realized gains	(.97)	(2.22)	(2.11)	(.97)	(.16)
Total distributions	(1.01)	(2.33)	(2.12)	(1.07)	(.23)
Redemption fees collected	—	—	—	—	(-)[e]
Net asset value, end of period	$10.78	$10.86	$12.96	$13.52	$12.33

Total Return[b]	9.11%	1.75%	12.15%	20.21%	24.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,285	$13,839	$19,731	$24,546	$17,482
Ratios to average net assets:
Net investment income (loss)	0.53%	0.79%	0.64%	0.50%	1.10%
Total expenses[c]	1.62%	1.36%	1.28%	1.45%	1.94%
Net expenses[d,f]	1.06%	1.10%	1.11%	1.11%	1.11%
Portfolio turnover rate	103%	135%	236%	283%	256%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Redemption fees collected are less than $0.01 per share.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

2016
A-Class	1.39%
C-Class	2.04%
P-Class	1.42%
Institutional Class	1.05%

Financial Highlights

Guggenheim RBP® Dividend Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.21	$12.23	$12.78	$10.87	$8.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.20	.18	.20	.20
Net gain (loss) on investments (realized and unrealized)	1.35	(.42)	1.00	2.35	2.08
Total from investment operations	1.52	(.22)	1.18	2.55	2.28
Less distributions from:
Net investment income	(.18)	(.21)	(.20)	(.18)	(.24)
Net realized gains	—	(1.59)	(1.53)	(.46)	(.05)
Total distributions	(.18)	(1.80)	(1.73)	(.64)	(.29)
Redemption fees collected	—	—	—	—	(-)[e]
Net asset value, end of period	$11.55	$10.21	$12.23	$12.78	$10.87

Total Return[d]	14.88%	(2.28%)	9.90%	24.45%	26.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,540	$5,313	$9,684	$25,014	$9,043
Ratios to average net assets:
Net investment income (loss)	1.50%	1.76%	1.41%	1.69%	1.92%
Total expenses[b]	2.20%	1.88%	1.84%	2.12%	3.87%
Net expenses[c,f]	1.39%	1.51%	1.51%	1.50%	1.50%
Portfolio turnover rate	226%	181%	181%	198%	290%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.16	$12.18	$12.73	$10.83	$8.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.13	.10	.13	.13
Net gain (loss) on investments (realized and unrealized)	1.35	(.42)	.99	2.35	2.08
Total from investment operations	1.44	(.29)	1.09	2.48	2.21
Less distributions from:
Net investment income	(.12)	(.14)	(.11)	(.12)	(.19)
Net realized gains	—	(1.59)	(1.53)	(.46)	(.05)
Total distributions	(.12)	(1.73)	(1.64)	(.58)	(.24)
Net asset value, end of period	$11.48	$10.16	$12.18	$12.73	$10.83

Total Return[d]	14.28%	(2.93%)	9.17%	23.86%	25.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,453	$8,245	$8,792	$8,215	$2,998
Ratios to average net assets:
Net investment income (loss)	0.81%	1.18%	0.84%	1.09%	1.30%
Total expenses[b]	2.84%	2.54%	2.45%	2.73%	4.47%
Net expenses[c,f]	2.06%	2.11%	2.11%	2.10%	2.10%
Portfolio turnover rate	226%	181%	181%	198%	290%

Guggenheim RBP® Dividend Fund

P-Class*	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.28	$12.31	$12.84	$10.91	$8.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.22	.20	.23	.22
Net gain (loss) on investments (realized and unrealized)	1.37	(.43)	1.01	2.36	2.08
Total from investment operations	1.54	(.21)	1.21	2.59	2.3
Less distributions from:
Net investment income	(.21)	(.23)	(.21)	(.20)	(.24)
Net realized gains	—	(1.59)	(1.53)	(.46)	(.05)
Total distributions	(.21)	(1.82)	(1.74)	(.66)	(.29)
Redemption fees collected	—	—	—	—	(-)[e]
Net asset value, end of period	$11.61	$10.28	$12.31	$12.84	$10.91

Total Return[d]	15.11%	(2.20%)	10.09%	24.72%	26.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,263	$1,686	$3,310	$8,490	$2,205
Ratios to average net assets:
Net investment income (loss)	1.57%	1.91%	1.56%	1.85%	2.10%
Total expenses[b]	2.09%	1.79%	1.70%	1.98%	3.72%
Net expenses[c,f]	1.32%	1.36%	1.36%	1.35%	1.35%
Portfolio turnover rate	226%	181%	181%	198%	290%

Financial Highlights (concluded)

Guggenheim RBP® Dividend Fund

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$10.07	$12.09	$12.62	$10.73	$8.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.24	.24	.24	.23
Net gain (loss) on investments (realized and unrealized)	1.35	(.42)	.97	2.33	2.06
Total from investment operations	1.54	(.18)	1.21	2.57	2.29
Less distributions from:
Net investment income	(.23)	(.25)	(.21)	(.22)	(.42)
Net realized gains	—	(1.59)	(1.53)	(.46)	(.05)
Total distributions	(.23)	(1.84)	(1.74)	(.68)	(.47)
Net asset value, end of period	$11.38	$10.07	$12.09	$12.62	$10.73

Total Return[d]	15.48%	(1.93%)	10.29%	25.00%	26.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,954	$12,123	$22,347	$3,793	$2,906
Ratios to average net assets:
Net investment income (loss)	1.79%	2.15%	1.95%	2.07%	2.30%
Total expenses[b]	1.86%	1.54%	1.45%	1.73%	3.47%
Net expenses[c,f]	1.07%	1.11%	1.11%	1.11%	1.10%
Portfolio turnover rate	226%	181%	181%	198%	290%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]	Total return does not reflect the impact of any applicable sales charges.

[e]	Redemption fees collected are less than $0.01 per share.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

2016
A-Class	1.37%
C-Class	2.05%
P-Class	1.30%
Institutional Class	1.05%

Financial Highlights

Guggenheim RBP® Large-Cap Market Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.53	$12.92	$14.26	$12.27	$10.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.01)	(.04)	(-)[c]	.02
Net gain (loss) on investments (realized and unrealized)	.97	(.11)	1.63	2.84	2.37
Total from investment operations	.96	(.12)	1.59	2.84	2.39
Less distributions from:
Net investment income	(.01)	—	—	(.05)	(-)[f]
Net realized gains	(.31)	(3.27)	(2.93)	(.80)	(.17)
Total distributions	(.32)	(3.27)	(2.93)	(.85)	(.17)
Redemption fees collected	—	—	—	—	(-)[g]
Net asset value, end of period	$10.17	$9.53	$12.92	$14.26	$12.27

Total Return[b]	10.26%	(0.83%)	11.67%	24.92%	24.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,059	$6,031	$14,724	$29,504	$23,739
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.07%)	(0.28%)	(0.00%)[h]	0.16%
Total expenses[d]	1.92%	1.66%	1.58%	1.72%	2.15%
Net expenses[e,i]	1.40%	1.51%	1.51%	1.51%	1.51%
Portfolio turnover rate	85%	134%	268%	284%	305%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.36	$12.81	$14.23	$12.28	$10.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.07)	(.12)	(.08)	(.05)
Net gain (loss) on investments (realized and unrealized)	.95	(.11)	1.63	2.84	2.39
Total from investment operations	.88	(.18)	1.51	2.76	2.34
Less distributions from:
Net investment income	(.01)	—	—	(.01)	—
Net realized gains	(.31)	(3.27)	(2.93)	(.8)	(.17)
Total distributions	(.32)	(3.27)	(2.93)	(.81)	(.17)
Net asset value, end of period	$9.92	$9.36	$12.81	$14.23	$12.28

Total Return[b]	9.57%	(1.44%)	11.04%	24.09%	23.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,108	$13,316	$15,655	$14,483	$9,611
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(0.67%)	(0.89%)	(0.63%)	(0.40%)
Total expenses[d]	2.58%	2.33%	2.22%	2.37%	2.75%
Net expenses[e,i]	2.06%	2.11%	2.11%	2.11%	2.11%
Portfolio turnover rate	85%	134%	268%	284%	305%

Guggenheim RBP® Large-Cap Market Fund

P-Class*	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.74	$13.12	$14.41	$12.39	$10.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.01	(.02)	.02	.03
Net gain (loss) on investments (realized and unrealized)	1.02	(.12)	1.66	2.86	2.40
Total from investment operations	.99	(.11)	1.64	2.88	2.43
Less distributions from:
Net investment income	(.01)	—	—	(.06)	(-)[f]
Net realized gains	(.31)	(3.27)	(2.93)	(.80)	(.17)
Total distributions	(.32)	(3.27)	(2.93)	(.86)	(.17)
Redemption fees collected	—	—	—	—	(-)[g]
Net asset value, end of period	$10.41	$9.74	$13.12	$14.41	$12.39

Total Return[b]	10.36%	(0.72%)	11.92%	25.01%	24.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$384	$15,896	$26,877	$35,741	$33,495
Ratios to average net assets:
Net investment income (loss)	(0.27%)	0.11%	(0.15%)	0.18%	0.28%
Total expenses[d]	1.75%	1.58%	1.47%	1.62%	2.00%
Net expenses[e,i]	1.43%	1.36%	1.36%	1.36%	1.36%
Portfolio turnover rate	85%	134%	268%	284%	305%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Market Fund

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.89	$13.24	$14.49	$12.44	$10.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.04	.01	.06	.07
Net gain (loss) on investments (realized and unrealized)	1.02	(.12)	1.67	2.87	2.39
Total from investment operations	1.04	(.08)	1.68	2.93	2.46
Less distributions from:
Net investment income	(.02)	—	—	(.08)	(-)[f]
Net realized gains	(.31)	(3.27)	(2.93)	(.8)	(.17)
Total distributions	(.33)	(3.27)	(2.93)	(.88)	(.17)
Net asset value, end of period	$10.60	$9.89	$13.24	$14.49	$12.44

Total Return[b]	10.61%	(0.44%)	12.18%	25.38%	24.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,564	$14,035	$53,644	$42,788	$44,503
Ratios to average net assets:
Net investment income (loss)	0.23%	0.36%	0.11%	0.45%	0.61%
Total expenses[d]	1.59%	1.33%	1.22%	1.37%	1.75%
Net expenses[e,i]	1.07%	1.11%	1.11%	1.11%	1.11%
Portfolio turnover rate	85%	134%	268%	284%	305%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Net investment income (loss) is less than $0.01 per share.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Less than $0.01 per share.

[g]	Redemption fees collected are less than $0.01 per share.

[h]	Less than 0.01%.

[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

2016
A-Class	1.39%
C-Class	2.05%
P-Class	1.42%
Institutional Class	1.05%

Financial Highlights

Guggenheim RBP® Large-Cap Value Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.11	$11.65	$11.62	$10.78	$8.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.11	.09	.10	.13
Net gain (loss) on investments (realized and unrealized)	1.06	(.42)	1.44	2.36	2.25
Total from investment operations	1.15	(.31)	1.53	2.46	2.38
Less distributions from:
Net investment income	(.10)	(.12)	(.08)	(.14)	(.07)
Net realized gains	(.49)	(2.11)	(1.42)	(1.48)	—
Total distributions	(.59)	(2.23)	(1.50)	(1.62)	(.07)
Net asset value, end of period	$9.67	$9.11	$11.65	$11.62	$10.78

Total Return[b]	13.05%	3.61%	14.07%	26.30%	28.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158	$230	$332	$1,308	$431
Ratios to average net assets:
Net investment income (loss)	0.94%	1.11%	0.78%	0.09%	1.30%
Total expenses[c]	6.13%	5.21%	4.42%	5.61%	6.12%
Net expenses[d,e]	1.41%	1.50%	1.50%	1.51%	1.52%
Portfolio turnover rate	119%	165%	138%	178%	167%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$8.96	$11.53	$11.53	$10.68	$8.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.05	.03	.03	.10
Net gain (loss) on investments (realized and unrealized)	1.04	(.43)	1.42	2.35	2.20
Total from investment operations	1.07	(.38)	1.45	2.38	2.30
Less distributions from:
Net investment income	(.05)	(.08)	(.03)	(.05)	(.06)
Net realized gains	(.49)	(2.11)	(1.42)	(1.48)	—
Total distributions	(.54)	(2.19)	(1.45)	(1.53)	(.06)
Net asset value, end of period	$9.49	$8.96	$11.53	$11.53	$10.68

Total Return[b]	12.32%	(4.45%)	13.40%	25.53%	27.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460	$549	$671	$625	$66
Ratios to average net assets:
Net investment income (loss)	0.32%	0.46%	0.24%	0.28%	1.01%
Total expenses[c]	6.78%	5.90%	5.04%	6.21%	6.72%
Net expenses[d,e]	2.06%	2.10%	2.10%	2.11%	2.12%
Portfolio turnover rate	119%	165%	138%	178%	167%

Guggenheim RBP® Large-Cap Value Fund

P-Class*	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$8.93	$11.47	$11.56	$10.75	$8.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.13	.11	.12	.14
Net gain (loss) on investments (realized and unrealized)	1.04	(.42)	1.42	2.34	2.25
Total from investment operations	1.14	(.29)	1.53	2.46	2.39
Less distributions from:
Net investment income	(.12)	(.14)	(.20)	(.17)	(.11)
Net realized gains	(.49)	(2.11)	(1.42)	(1.48)	—
Total distributions	(.61)	(2.25)	(1.62)	(1.65)	(.11)
Net asset value, end of period	$9.46	$8.93	$11.47	$11.56	$10.75

Total Return[b]	13.19%	(3.56%)	14.21%	26.37%	28.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154	$11	$6	$15	$5
Ratios to average net assets:
Net investment income (loss)	1.06%	1.28%	0.94%	1.09%	1.40%
Total expenses[c]	5.70%	5.15%	4.29%	5.46%	5.97%
Net expenses[d,e]	1.25%	1.35%	1.35%	1.36%	1.37%
Portfolio turnover rate	119%	165%	138%	178%	167%

Financial Highlights (concluded)

Guggenheim RBP® Large-Cap Value Fund

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Per Share Data
Net asset value, beginning of period	$9.07	$11.61	$11.58	$10.77	$8.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.15	.15	.15	.17
Net gain (loss) on investments (realized and unrealized)	1.06	(.42)	1.43	2.34	2.24
Total from investment operations	1.18	(.27)	1.58	2.49	2.41
Less distributions from:
Net investment income	(.15)	(.16)	(.13)	(.2)	(.12)
Net realized gains	(.49)	(2.11)	(1.42)	(1.48)	—
Total distributions	(.64)	(2.27)	(1.55)	(1.68)	(.12)
Net asset value, end of period	$9.61	$9.07	$11.61	$11.58	$10.77

Total Return[b]	13.42%	(3.31%)	14.55%	26.79%	28.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,480	$2,860	$3,610	$2,910	$2,704
Ratios to average net assets:
Net investment income (loss)	1.32%	1.50%	1.26%	1.36%	1.68%
Total expenses[c]	5.78%	4.90%	4.04%	5.21%	5.72%
Net expenses[d,e]	1.05%	1.10%	1.10%	1.11%	1.12%
Portfolio turnover rate	119%	165%	138%	178%	167%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

2016
A-Class	1.40%
C-Class	2.05%
P-Class	1.24%
Institutional Class	1.04%

Financial Highlights

Guggenheim Directional Allocation Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$11.61	$14.22	$13.37	$10.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.02)	(.08)	(.04)	.01
Net gain (loss) on investments (realized and unrealized)	1.56	(1.17)	1.38	2.90	.61
Total from investment operations	1.55	(1.19)	1.30	2.86	.62
Less distributions from:
Net investment income	—	—	—	(.02)	—
Net realized gains	—	(1.42)	(.45)	(.09)	—
Total distributions	—	(1.42)	(.45)	(.11)	—
Net asset value, end of period	$13.16	$11.61	$14.22	$13.37	$10.62

Total Return[c]	13.35%	(8.71%)	9.76%	27.22%	6.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$144,968	$246,227	$412,305	$291,488	$26,413
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.16%)	(0.56%)	(3.70%)	0.50%
Total expenses[d]	1.50%	1.43%	1.50%	1.63%	3.68%
Net expenses[e,f]	1.50%	1.43%	1.50%	1.50%	1.51%
Portfolio turnover rate	227%	208%	300%	442%	171%

C-Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$11.36	$14.04	$13.28	$10.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.11)	(.16)	.12	(.01)
Net gain (loss) on investments (realized and unrealized)	1.52	(1.15)	1.37	2.90	.60
Total from investment operations	1.44	(1.26)	1.21	2.78	.59
Less distributions from:
Net investment income	—	(1.42)	(.45)	(.09)	—
Total distributions	—	(1.42)	(.45)	(.09)	—
Net asset value, end of period	$12.80	$11.36	$14.04	$13.28	$10.59

Total Return[c]	12.68%	(9.37%)	9.14%	26.52%	5.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,485	$376,154	$574,466	$161,228	$4,378
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.85%)	(1.17%)	(1.01%)	(0.21%)
Total expenses[d]	2.16%	2.10%	2.10%	2.25%	4.29%
Net expenses[e,f]	2.11%	2.10%	2.10%	2.10%	2.11%
Portfolio turnover rate	227%	208%	300%	442%	171%

Guggenheim Directional Allocation Fund

P-Class*	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$11.65	$14.25	$13.37	$10.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.01)	(.06)	(.02)	.01
Net gain (loss) on investments (realized and unrealized)	1.56	(1.17)	1.39	2.89	.61
Total from investment operations	1.57	1.18	1.33	2.87	.62
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	—	(1.42)	(.45)	(.09)	—
Total distributions	—	(1.42)	(.45)	(.12)	—
Net asset value, end of period	$13.22	$11.65	$14.25	$13.37	$10.62

Total Return[c]	13.48%	(8.61%)	9.99%	27.33%	6.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,720	$54,147	$119,827	$39.406	$9,370
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.10%)	(0.42%)	(0.14%)	0.44%
Total expenses[d]	1.41%	1.35%	1.35%	1.50%	3.54%
Net expenses[e,f]	1.36%	1.35%	1.35%	1.35%	1.36%
Portfolio turnover rate	227%	208%	300%	442%	171%

Financial Highlights (concluded)

Guggenheim Directional Allocation Fund

Institutional Class	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$11.75	$14.33	$13.41	$10.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.02	(.02)	(.01)	.01
Net gain (loss) on investments (realized and unrealized)	1.58	(1.18)	1.39	2.92	.61
Total from investment operations	1.62	(1.16)	1.37	2.91	.62
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	—	(1.42)	(.45)	(.09)	—
Total distributions	—	(1.42)	(.45)	(.12)	—
Net asset value, end of period	$13.37	$11.75	$14.33	$13.41	$10.62

Total Return[c]	13.70%	(8.40%)	10.27%	27.71%	6.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$244,201	$503,270	$1,294,029	$329,551	$4,443
Ratios to average net assets:
Net investment income (loss)	0.32%	0.15%	(0.17%)	(0.04%)	0.41%
Total expenses[d]	1.16%	1.10%	1.10%	1.25%	3.29%
Net expenses[e,f]	1.11%	1.10%	1.10%	1.10%	1.11%
Portfolio turnover rate	227%	208%	300%	442%	171%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.

[a]	Since commencement of operations: June 18, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

2016
A-Class	1.49%
C-Class	2.10%
P-Class	1.35%
Institutional Class	1.10%

Index Provider Information

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The Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or its third party licensors. Neither S&P Dow Jones Indices LLC nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indexes to track general market performance. S&P Dow Jones Indices LLC’s and its third party licensor’s only relationship to Transparent Value, LLC and the Funds with respect to the S&P Indexes is the licensing of S&P Indexes which are determined, composed and calculated by S&P Dow Jones Indices LLC or its third party licensors without regard to Transparent Value, LLC or the Funds. S&P Dow Jones Indices LLC and its third party licensors have no obligation to take the needs of Transparent Value, LLC or the owners of the Funds into consideration in determining, composing or calculating the S&P Indexes. Neither S&P Dow Jones Indices LLC nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the shares of the Funds are to be converted into cash. S&P Dow Jones Indices LLC has no obligation or liability in connection with the administration, marketing or trading of the Funds.
For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Additional information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 202.551.8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-1520.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds’ annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland

20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:

Transparent Value Trust	811-22309

• Guggenheim RBP® Large-Cap Defensive Fund

• Guggenheim RBP® Dividend Fund

• Guggenheim RBP® Large-Cap Market Fund

• Guggenheim RBP® Large Cap-Value Fund

• Guggenheim Directional Allocation Fund

• Guggenheim SMID-Cap Directional Allocation Fund
Family of Funds , for disclosure purposes in this Prospectus, include—series of Transparent Value Trust: Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund, Guggenheim SMID-Cap Directional Allocation Fund; the Guggenheim Funds, the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

Shares purchased by or through a 529 Plan;
Shares purchased through a Merrill Lynch affiliated investment advisory program;
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Guggenheim Investments family of funds (the "Guggenheim Funds"));

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;
Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus; and
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder;
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
Return of excess contributions from an IRA Account;

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
Shares acquired through a right of reinstatement; and
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus;
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Guggenheim Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Transparent Value Trust

Statement of Additional Information

April 10, 2017

This Statement of Additional Information provides information relating to the following series of Transparent Value Trust (each, a “Fund” and, collectively, the “Funds”) and the respective classes thereof:

Fund	Class A	Class C	Institutional Class	Class P
Guggenheim RBP® Large-Cap Defensive Fund	TVDAX	TVDCX	TVIDX	TVFDX
Guggenheim RBP® Dividend Fund	TVEAX	TVECX	TVEIX	TVEFX
Guggenheim RBP® Large-Cap Market Fund	TVMAX	TVMCX	TVIMX	TVFMX
Guggenheim RBP® Large-Cap Value Fund	TVVAX	TVVCX	TVVIX	TVVFX
Guggenheim Directional Allocation Fund	TVRAX	TVRCX	TVRIX	TVFRX
Guggenheim SMID-Cap Directional Allocation Fund	TVKAX	TVKCX	TVKIX	TVKFX

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Funds’ prospectuses dated April 10, 2017, as may be supplemented from time to time (the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund and the related report of Ernst & Young LLP, the Funds’ independent registered public accounting firm, contained in the Funds’ 2016 Annual Report, dated September 30, 2016, are incorporated herein by reference.

The Prospectuses (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

As described herein, the investment manager to each Fund is Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401.

RBP-SAI	guggenheiminvestments.com

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How Net Asset Value Is Determined	54
How to Redeem Shares	55
Receiving Your Redemption Proceeds	55
Telephone Redemptions	55
Redemptions In-Kind	55
How to Exchange Shares	57
Exchange By Telephone	57
Dividends and Taxes	57
Tax Considerations	55
Cost Basis Reporting	58
Back-up Withholding	58
Passive Foreign Investment Companies	58
Options, Futures, Forward Contracts and Swap Agreements	58
Market Discount	59
Original Issue Discount	59
Uncertain Tax Treatment	59
Constructive Sales	60
REITs	60
Investment in Taxable Mortgage Pools (Excess Inclusion Income)	60
Foreign Taxation	60
Securities Lending	61
Foreign Currency Transactions	61
Foreign Shareholders	61
Other Taxes	62
Organization	65
Custodian, Transfer Agent and Dividend-Paying Agent	65
Independent Registered Public Accounting Firm	65
Legal Counsel	65
Financial Statements	65
Appendix A:	A-1
Description of Bond Ratings	A-1

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GENERAL INFORMATION
Each Fund is a separate series of the Trust, a Delaware statutory trust organized on June 8, 2009. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and commonly known as a “mutual fund.” The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”) and different classes of shares of each series. Each Fund offers Class A Shares, Class C Shares, Class P Shares (renamed from Class F-1 shares to Class P shares effective May 9, 2016), and Institutional Class Shares. Each share of each Fund represents an equal proportionate interest in that Fund. See “Description of Shares.” On May 9, 2016, each Fund changed its name as follows: Transparent Value Large-Cap Defensive Fund to Guggenheim RBP ® Large-Cap Defensive Fund ("Guggenheim RBP ® LgCap Defensive Fund"), Transparent Value Dividend Fund to Guggenheim RBP ® Dividend Fund ("Guggenheim RBP ® Dividend Fund"), Transparent Value Large-Cap Market Fund to Guggenheim RBP ® Large-Cap Market Fund ("Guggenheim RBP ® LgCap Market Fund"), Transparent Value Large-Cap Value Fund to Guggenheim RBP ® Large-Cap Value Fund ("Guggenheim RBP ® LgCap Value Fund"), Transparent Value Directional Allocation Fund to Guggenheim Directional Allocation Fund ("Guggenheim Allocation Fund") and Transparent Value SMID-Cap Directional Allocation Fund to Guggenheim SMID-Cap Directional Allocation Fund ("Guggenheim SMID-Cap Fund").
Each of the Guggenheim RBP ® LgCap Defensive Fund, the Guggenheim RBP ® Dividend Fund, the Guggenheim RBP ® LgCap Market Fund, the Guggenheim RBP LgCap Value Fund, and the Guggenheim Allocation Fund was initially classified as a “non-diversified” investment company for purposes of the 1940 Act. However, because of each of these Fund’s investment process, each such Fund has historically operated as a “diversified” investment company for purposes of the 1940 Act and, therefore, may not operate as a non-diversified investment company without first obtaining shareholder approval. Guggenheim SMID-Cap Directional Allocation Fund is classified as a "non-diversified" investment company for purposes of the 1940 Act.
All consideration received by the Trust for shares of any Fund and all assets of each fund belong solely to that Fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust’s other expenses, including audit and legal expenses. Expenses attributable to a specific Fund shall be payable solely out of the assets of that Fund. Expenses not attributable to a specific fund of the Trust are allocated across all funds of the Trust on the basis of relative net assets.
Description of Multiple Classes of Shares.   The Trust is authorized to offer shares of the Funds in some or all of the following classes: Class A, Class C, Class P and Institutional Class. The Trust is also authorized to offer shares of its variable series, offered in a separate prospectus and statement of additional information, in some or all of the following classes: Class I, Class II, and Class III Shares. The different classes provide for variations in distribution and shareholder servicing expenses. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing and distribution expenses, see “The Distributor.” The Trust reserves the right to create and issue additional classes of shares.
Voting Rights.  Each shareholder of record is entitled to one vote for each share held on the record date of the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees of the Trust (the “Board”).
In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
INVESTMENT METHODS AND RISK FACTORS
The following are descriptions of the Funds’ permitted investments and investment practices and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with a Fund’s investment objective or is not permitted by the Fund’s stated investment policies.

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Each Fund’s principal investment strategies and the risks associated with the same are described in such Fund’s “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related risk) applicable to that Fund.
General Risk Factors—The NAV of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed-income instruments held by a Fund, if applicable, generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by a Fund, if applicable, are subject to greater interest rate risk. There is no assurance that a Fund will achieve its investment objective.
Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance a Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, a Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds' policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
The Funds have established a line of credit with a bank from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate.
Cyber Security and Operational Risk—With the increased use of technologies in the course of business, the Funds and their service providers have become potentially more susceptible to operational, information security and risks resulting from cyber-attacks. Cyber-attacks are intentional actions and unintentional events that may cause operational disruptions and failures, including the theft or corruption of data maintained online or digitally, denial of service on websites, and the unauthorized release of confidential information. Successful cyber-attacks against, or cyber security breakdowns of, a Fund and/or third party service providers may adversely impact the Funds and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting a Fund’s ability to calculate its net asset value, causing the release of private shareholder information or confidential Fund information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance and cyber security risk management costs. Although the Funds and their service providers may have established business continuity plans and systems designed to reduce the risks or adverse effects associated with cyber attacks, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
A Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading

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counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act is still changing radically the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the Commodities Futures Trading Commission ("CFTC") to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC finalized the definition of “swap” and “security-based swap.” These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.
Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The new law and the rules may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.
In December 2015, the SEC proposed a new exemptive rule that would regulate the use of derivatives and other transactions by investment companies registered under the 1940 Act, such as the Funds. The outcome and effect of this proposal cannot be predicted accurately. If the proposed rule is adopted, it could impact the Funds’ ability to invest or remain invested in derivatives and achieve their respective investment objectives. The Investment Managers continue to evaluate the potential impact of the new governmental regulation on the Funds and may have to make changes to the Funds' strategies in the future.
Each Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to each Fund’s operation. Accordingly, each such Fund and GPIM with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a

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company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Futures , Options and Other Derivative Transactions—
Futures and Options on Futures. Each Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. A Fund may use exchange-traded futures and options, together with its positions in cash and money market instruments to simulate full investment in its Underlying Index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on a national futures exchange regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract. To the extent a Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.
Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.
When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended.
With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position

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in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
All options written on indices or securities must be covered. If a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. Call options on foreign currency written by a Fund will be “covered,” which means that a Fund will earmark or segregate an equal amount of the underlying foreign currency.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.
A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities' market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option

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profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Lending of Portfolio Securities—For the purpose of realizing additional income, a Fund may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss and the risk of loss depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. A Fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by an Investment Manager to be of good standing and will not be made unless, in the judgment of an Investment Manager, the consideration to be earned from such loans would justify the risk.
Real Estate Investment Trusts ("REITs")—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.
In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating

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in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the Internal Revenue Service ("IRS") to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—Each of the Funds may enter into repurchase agreements. Repurchase agreements are similar to loans in many respects. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. If the institution defaults on the repurchase agreement, a Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. Each Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Except as described above and elsewhere in this SAI, a Fund may enter into repurchase agreements maturing in less than seven days without limitation.
Repurchase agreements collateralized entirely by cash, U.S. government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality (“Qualifying Collateral”) generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral, including debt securities, equity securities and high yield fixed-income instruments that are rated below investment grade or determined to be of comparable quality (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund's investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund's ability to dispose of Alternative Collateral received from the counterparty.
Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate

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or earmark cash or liquid securities in an amount sufficient to cover its obligation under reverse repurchase agreements. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions. Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be considered to be illiquid and, therefore, are subject to the Funds' limitation on illiquid securities.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund's investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund's investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund's assets may be indirectly exposed to that particular industry.
A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
Investments in Guggenheim Short-Term Fixed-Income Funds. Under certain conditions, the Guggenheim Directional Allocation Fund may allocate a significant portion (if not all) of its assets to cash to the extent that the underlying Index is allocated to cash.
To the extent the Guggenheim Directional Allocation Fund has significant cash balances, the Fund may invest a substantial portion of its assets in certain Guggenheim short-term fixed-income funds, which are separate funds advised by the Investment Manager, or an affiliate of the Investment Manager, that implement a liquidity management strategy. These Guggenheim short-term fixed-income funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating

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organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) ABS, including CLOs, commercial paper and similar investments; and (iv) other short-term fixed-income securities. Accordingly, a Fund that invests in such Guggenheim short-term fixed-income funds would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.
Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
A Fund may make short sales that are not “against the box.” Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
In the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Funds' custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements.
A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

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Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Managers. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper rated at the date of purchase “Prime 1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Investment Manager (See “Appendix A - Description of Ratings” for a description of commercial paper ratings); (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs), or, if unrated, deemed to be of equal quality by the Investment Manager.
Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or ETFs. Forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or ETFs. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.
Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks.

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A Fund’s obligations under a swap agreement (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not cash settled, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are cash settled, each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund would not enter into any swap agreement unless an Investment Manager believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund would earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, that are traded in the OTC market. The Investment Managers under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Managers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing

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rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired-Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities

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issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
INVESTMENT RESTRICTIONS
Fundamental Policies
The following investment limitations are fundamental policies of the Funds that cannot be changed without the vote of the holders of a majority of a Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
Each Fund may not:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of issuers in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, shares of investment companies, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Guggenheim RBP® LgCap Defensive Fund, the Guggenheim RBP® Dividend Fund, Guggenheim RBP® LgCap Market Fund, and the Guggenheim RBP® LgCap Value Fund may:

1.
Purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Operating Policies--The operating policies (i.e., those which are non-fundamental) for each Fund are:

1.	Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

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2.
Each Fund, except the Guggenheim RBP® Dividend Fund, the Guggenheim Allocation Fund, and the Guggenheim SMID-Cap Fund, may not change its investment strategy to invest at least 80% of its net assets in securities of large-cap companies that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

3.
The Guggenheim RBP® Dividend Fund may not change its investment strategy to invest at least 80% of its net assets in dividend paying securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

4.
The Guggenheim Allocation Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

5.
The Guggenheim SMID-Cap Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise its underlying Index at the time of initial purchase without 60 days’ prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.
The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
Concentration . Concentration is defined as investing more than 25% of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets).
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% (including any loan collateral) of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities (subject to the 33 1/3% limit on its total assets (including any loan collateral) discussed above.) With respect to securities lending, if the market value of the loaned securities increases, the borrower of the securities must furnish additional collateral to the lending Fund so that the collateral is maintained in an amount equal to at least 100% of the current market value of the loaned securities.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).
Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has approved, and is responsible for oversight of, a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, and those of the Funds’ Investment Manager, principal underwriter or any affiliated person of the Funds, the Investment Manager or the principal underwriter.
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders, which are filed with the SEC on Form N-CSR and distributed to shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.
The Investment Manager may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund. The postings generally remain until replaced by new postings as described above. This information is publicly available to all categories of persons.
The Funds’ policies and procedures provide that an authorized person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the Internet, including disclosing portfolio holdings to third parties as frequently as daily with no lag time; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program other than to engage in bona fide hedging transactions for legitimate business purposes. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Investment Manager and its affiliates or recipient of the Funds’ portfolio holdings information. The Funds will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.
With the exception of disclosures to certain service providers and to rating and ranking organizations as described below, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Investment Manager. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential, that the recipient has a duty not to trade on the non-public information other than to engage in bona fide hedging transactions for legitimate business purposes and the recipient will use such information solely to analyze and rank the Funds, to perform due diligence and asset allocation or for another legitimate business purpose, depending on the recipient of the information. The Investment Manager currently does not have any arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds’ top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds’ web site.
The Funds’ Custodian and Administrator may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.
From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings

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information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.
MANAGEMENT OF THE FUNDS
Trustees and Officers
The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for overseeing the Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.
At a meeting held on September 9, 2015, the then-members of the Board (the “Former Trustees”) approved the nominations (the “Nominations”) of nine new Trustees (the “New Trustees” or “Trustees”) to the Board in order to restructure the governance of the Funds by consolidating the Board with the board of trustees (the “Guggenheim Board”) that currently oversees a separate fund complex consisting of twelve other registered investment companies sponsored by the Investment Manager and its affiliates (the “Guggenheim Funds”). Fund shareholders approved the Nominations at a special meeting of shareholders held on October 30, 2015. On November 9, 2015, the New Trustees were seated on the Board and the four Former Trustees, Robert Casale, Dennis Cullen, John Masterson and Farhan Sharaff, resigned.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) and exchange-traded funds advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers. The Fund Complex is comprised of 13 closed-end funds, 67 exchange-traded funds and 155 open-end funds advised or serviced by the Investment Managers or their affiliates.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	98	Current: Purpose Investment Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2015	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	95	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee	Since 2015	Current: President, Washburn University (1997-present).	95	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	95	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2015	Current: Consultant (1998-present). Former: Arthur Andersen, LLP (1965-1997); Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	95	Current: Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	100	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2015	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	95
Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee(2009-present); Fort Hayes State University Foundation (1999-present).
Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	97	Former: Bennett Group of Funds (2011-2013).

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Interested Trustee
Donald C. Cacciapaglia (1951)[4]	President, Chief Executive Officer and Trustee	Since 2015	President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman of Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	230
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

1.
Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2.
The “Fund Complex” consists of U.S. registered investment companies advised or serviced by Guggenheim Investments or its affiliates. The Fund Complex is composed of 13 closed-end funds, 155 open-end funds and 67 exchange-traded funds (together, the “Guggenheim Funds”).

3.
Each of the Trustees also serves on the boards of trustees of thirteen other registered investment companies sponsored by the Investment Manager and its affiliates which include: Claymore Exchange Traded Fund Trust, Claymore Exchange Traded Fund Trust 2, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund.

4.	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Investment Manager and/or its affiliates.

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The executive officers of the Trust who are not Trustees, length of time served, and principal business occupations during the past five years are shown below.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
William H. Belden, III (1965)	Vice President	Since November 2015
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	AML Officer	Since 2016
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); AML Officer, certain funds in the Fund Complex (2016-present).
Former: Managing Director, Guggenheim Investments (2012-2014); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James Howley (1972)	Assistant Treasurer	Since November 2015
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Keith D. Kemp (1960)	Treasurer	Since February 2010
Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Partners Investment Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).
Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Gennadiy Khayutin (1975)	Assistant Secretary	Since May 2014	Current: Managing Director of Transparent Value, LLC and Managing Director of Guggenheim Partners Investment Management, LLC since 2009.
Amy J. Lee (1961)	Chief Legal Officer	Since November 2015
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).
Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since November 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since November 2015
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).
Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since May 2016
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2014-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).
Former: CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Adam Nelson (1979)	Assistant Treasurer	Since November 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kimberly Scott (1974)	Assistant Treasurer	Since November 2015
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration of Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since November 2015
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Chief Accounting Officer	Since November 2015
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

BOARD LEADERSHIP STRUCTURE
The Board has appointed an Independent Chairman, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chairman acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure,

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including an Independent Chairman, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.
QUALIFICATIONS AND EXPERIENCE OF TRUSTEES
The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of certain other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Donald C. Cacciapaglia—Mr. Cacciapaglia has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2012. Through his service as a Trustee of the Trust and other funds in the Fund Complex, and has over 25 years of experience in the financial industry, Mr. Cacciapaglia is experienced in financial, regulatory, distribution and investment matters.
Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 1994. Through his service as a Trustee of the Trust and other funds in the Fund Complex, his experience in the commercial brokerage and commercial real estate market, and his prior experience, including as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.
Dr. Jerry B. Farley— Dr. Farley has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at education institutions have included all aspects of financial management and reporting. Through his service as a Trustee of the Trust and other funds in the Fund Complex, and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the SEC.
Roman Friedrich III—Mr. Friedrich has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Contracts Review Committee of the Trust, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.
Robert B. Karn III—Mr. Karn has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Audit Committee of the Trust, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters. The Board has determined that Mr. Karn is an “audit committee financial expert” as defined by the SEC.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as Chairman of the Nominating and Governance Committee of the Trust, his professional training and experience as an attorney and partner of a law firm, Momkus McCluskey Roberts, LLC, and his prior employment experience, including an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

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Maynard F. Oliverius—Mr. Oliverius has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 1998. Through his service as a Trustee of the Trust and of other funds in the Fund Complex, and his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, Mr. Oliverius is experienced in financial and regulatory matters.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2015 and of other funds in the Fund Complex since 2003. Through his service as a Trustee of the Trust and other funds in the Fund Complex, as well as the Independent Chairman of the Board of the Trust, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a trustee of certain funds in the Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of the Investment Manager. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board is reviewed.
BOARD'S ROLE IN RISK OVERSIGHT
The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee, and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Manager. The Board has approved Fair Valuation procedures applicable to valuing the Funds’ securities, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

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The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of which has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.
BOARD COMMITTEES
Audit Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trust’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trust’s financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trust’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee met five times during the fiscal year ended September 30, 2016.
Contracts Review Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust on behalf of a Fund is or is proposed to be a party. The Trust’s Contracts Review Committee met two times during the fiscal year ended September 30, 2016.
Executive Committee —Messrs. Toupin and Chubb, each an Independent Trustee, serve on the Trust’s Executive Committee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Trust. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Trust’s Executive Committee held no meetings during the fiscal year ended September 30, 2016.
Nominating and Governance Committee —Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each an Independent Trustee, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Trust’s Nominating and Governance Committee met four times during the fiscal year ended September 30, 2016.
Valuation Oversight Committee—Messrs. Chubb, Friedrich and Oliverius, each an Independent Trustee, serve on the Trust’s Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by the Fund. Duties of the Valuation Oversight Committee include reviewing the Fund’s valuation procedures, evaluating pricing services that are being used for the Fund, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Board established this Committee effective November 16, 2016.

REMUNERATION OF TRUSTEES
The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer of $260,000 for service on covered boards. Additional annual retainer fees are paid as follows: $60,000 to the Independent Chair of the Board; $25,000 to the Audit Committee Chair; $10,000 to the Contracts Review Committee Chair; $10,000 to the Nominating and Governance Committee Chair; and $5,000 to each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephonic Board or Committee meeting. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. The Independent Trustees had a different compensation structure prior to January 1, 2016 and the annual retainer with respect to members of the Valuation Committee became effective on November 16, 2016 (when the Board established such committee). Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

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The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the fiscal year ended September 30, 2016 is set forth below. Each of the Independent Trustees is a trustee of other registered investment companies in the Family of Funds, as defined on page 59 of this SAI. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust.

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested Trustees
Donald C. Cacciapaglia	$—	$—	$—	$—
Farhan Sharaff (former Interested Trustee)	$—	$—	$—	$—
Independent Trustees
Roman Friedrich III	$7,778	$—	$—	$268,250
Robert B. Karn III	$8,164	$—	$—	$278,250
Ronald A. Nyberg	$7,742	$—	$—	$431,375
Ronald E. Toupin, Jr.	$9,150	$—	$—	$397,500
Randall C. Barnes	$7,461	$—	$—	$353,500
Maynard F. Oliverius	$7,497	$—	$—	$259,250
Donald A. Chubb, Jr.	$7,497	$—	$—	$259,250
Jerry B. Farley	$7,461	$—	$—	$258,000
John Masterson (former Independent Trustee)	$5,435	$—	$—	$5,435
Robert J. Casale (former Independent Trustee)	$5,435	$—	$—	$5,435
Dennis A. Cullen (former Independent Trustee)	$5,435	$—	$—	$5,435

*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

The Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee(s).

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PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2017, the following entities owned, of record and beneficially unless otherwise indicated, 5% or more of a class of a Fund’s outstanding securities:
Guggenheim RBP® Large-Cap Defensive Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	28,367.186	7.30%
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	65,792.659	16.92%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	64,001.204	16.46%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	26,225.170	6.75%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	20,007.106	5.15%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266-5911	139,374.297	35.85%
Guggenheim RBP® Large-Cap Defensive Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	74,370.724	11.13%
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	241,148.351	36.08%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	269,136.061	40.27%

Guggenheim RBP® Large-Cap Defensive Fund, Class P Shares

Shareholder/Address	Number of Shares	Percent
JOSEPH D MCHOUL CHARLOTTE MCHOUL 327 WELCOME AVE WEST GROVE, PA 19390	37,034.891	49.42%
CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	35,264.183	47.06%

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Guggenheim RBP® Large-Cap Defensive Fund, Institutional Class Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	579,185.407	63.69%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	78,459.773	8.63%
JASPER PARK FUNDING LLC DTD 0 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	203,487.085	22.38%

Guggenheim RBP® Dividend Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	131,327.774	26.14%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	48,892.762	9.73%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	42,805.205	8.52%
LEHR SHARON 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	71,775.391	14.29%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266-5911	112,654.090	22.42%

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Guggenheim RBP® Dividend Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	69,629.380	12.59%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	252,554.450	45.65%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	51,485.225	9.31%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	34,667.132	6.27%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	48,336.674	8.74%
LPL FINANCIAL LLC 4707 EXECUTIVE DR SAN DIEGO, CA 92121	33,213.003	6.00%
Guggenheim RBP® Dividend Fund, Class P Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC 4707 EXECUTIVE DR SAN DIEGO, CA 92121	41,817.025	10.41%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	34,759.949	8.65%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	29,638.858	7.38%
Guggenheim RBP® Dividend Fund, Institutional Class Shares

Shareholder/Address	Number of Shares	Percent
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	36,343.113	8.69%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	143,712.454	34.35%
JASPER PARK FUNDING LLC DTD 0 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	200,000.000	47.80%

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Guggenheim RBP® Large-Cap Market Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	32,315.290	6.95%
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	210,131.319	45.16%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	84,465.741	18.15%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	61,892.026	13.30%
SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DRIVE SUITE 100 WEST DES MOINES, IA 50266	29,741.002	6.39%

Guggenheim RBP® Large-Cap Market Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	107,391.720	11.85%
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	296,766.240	32.74%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	386,933.196	42.69%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	65,492.286	7.23%

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Guggenheim RBP® Large-Cap Market Fund, Class P Shares

Shareholder/Address	Number of Shares	Percent
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	2,236.197	6.91%
NFS/FMTC IRA FBO MARILYN CAPUTO 26 SKYLARK CT MARLBORO, NJ 07746	4,618.137	14.27%
CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	14,835.496	45.85%
MG-TRUST-C D BANKCDA EMPLOYEES SAVINGS TRUST 717 17TH STREET SUITE 1300 DENVER, CO 80202-3304	7,531.589	23.28%

Guggenheim RBP® Large-Cap Market Fund, Institutional Class Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	115,382.821	17.30%
MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	186,358.359	27.94%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	202,764.788	30.40%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	124,631.452	18.68%

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Guggenheim RBP® Large-Cap Value Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	772.790	5.43%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	1,942.796	13.64%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	1,603.003	11.26%
AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	5,979.651	41.99%
STOCKSLAGER KT (IRA) 403 W SOUTH ST ARCANUM, OH 45304-1042	2,055.585	14.43%
STOCKSLAGER RA (IRA) 403 W SOUTH ST ARCANUM, OH 45304-1042	1,377.054	9.67%

Guggenheim RBP® Large-Cap Value Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	42,166.815	81.67%
NFS/FMTC SEP IRA FBO ALINSA L. RUSSELL 406 BETHEL RD. STRASBURG, VA 22657	3,400.469	6.59%
CARACAUSA DAVID 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	3,429.000	6.64%

Guggenheim RBP® Large-Cap Value Fund, Class P Shares

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Shareholder/Address	Number of Shares	Percent
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO, CA 94105	2,467.274	6.77%
AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	10,650.462	29.22%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	5,574.806	15.30%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	15,631.686	42.89%

Guggenheim RBP® Large-Cap Value Fund, Institutional Class Shares

Shareholder/Address	Number of Shares	Percent
JASPER PARK FUNDING LLC[1] DTD 0 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	250,000.000	94.30%

Guggenheim Directional Allocation Fund, Class A Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	604,449.205	6.49%
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	3,120,173.089	33.52%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	967,052.283	10.39%
CHRISTIE DOUGLAS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	2,164,810.548	23.26%

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Guggenheim Directional Allocation Fund, Class C Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	2,901,619.952	16.28%
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	6,557,073.472	36.80%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	2,692,924.267	15.11%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	1,098,035.693	6.16%
Guggenheim Directional Allocation Fund, Class P Shares

Shareholder/Address	Number of Shares	Percent
LPL FINANCIAL LLC 4707 EXECUTIVE DR SAN DIEGO, CA 92121	849,607.660	35.21%
RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PKWY ST PETERSBURG, FL 33716	862,247.575	35.74%
AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	149,747.403	6.21%
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	463,660.665	19.22%
Guggenheim Directional Allocation Fund, Institutional Class Shares

Shareholder/Address	Number of Shares	Percent
MERRILL LYNCH, PIERCE, FENNER & SMI 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246	3,408,059.419	20.27%
MORGAN STANLEY SMITH BARNEY LLC[1] HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	7,729,192.854	45.97%
UBS HOUSE ACCOUNT 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	3,315,031.173	19.72%

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[1]
These shareholders beneficially owned 25% or more of the corresponding Fund's shares as of March 31, 2017 . A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

As of March 31, 2017 , the trustees and officers of the Trust as a group owned less than 1% of any Fund’s shares.
TRUSTEES' OWNERSHIP OF SECURITIES
As of December 31, 2016, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below:

Name	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Fund Complex
Interested Trustee
Donald C. Cacciapaglia	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Independent Trustees
Roman Friedrich III	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Robert B. Karn III	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Ronald A. Nyberg	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Ronald E. Toupin, Jr.	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	C

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Randall C. Barnes	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Maynard F. Oliverius	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Donald A. Chubb, Jr.	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A
Jerry B. Farley	Guggenheim RBP® LgCap Defensive Fund	A	E
	Guggenheim RBP® Dividend Fund	A
	Guggenheim RBP® LgCap Market Fund	A
	Guggenheim RBP® LgCap Value Fund	A
	Guggenheim Allocation Fund	A

*	Key to Dollar Ranges

A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000
As of December 31, 2016, no Trustee who is not an interested person of the Trust or their immediate family members owned any securities of the Investment Manager, Distributor or their affiliates.
HOW TO PURCHASE SHARES
Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Each Fund offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Managers or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Manager, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds at their discretion, may waive the minimum investment amount for other investors.
Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P

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shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor. Investors cannot place orders for Class P shares directly with the Transfer Agent. The financial intermediary is responsible for placing Class P orders with the Transfer Agent.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the initial sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or, for each class of shares of a Fund except Class P, through the Funds' Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.
Canceled Purchase Orders (Class A, Class C, and Institutional Class Only) —The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:

•	Account number;

•	Fund name;

•	Amount of wire; and

•	Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options —Each of the Funds offer five classes of shares, as described below.
Class A Shares —Front-End Load Option. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase with respect to each Fund other than Guggenheim SMID-Cap Fund, and 1.25% for applicable sales of Guggenheim SMID-Cap Fund).
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class A Shares—Class A shares of each Fund other than Guggenheim SMID-Cap Fund are offered at NAV plus an initial sales charge as follows:

Purchase Amount	Sales Charge as a % of Offering Price	Percentage of Net Amount Invested	Sales Charge Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 to $250,000	3.75%	3.90%	3.00%
$250,000 to $500,000	2.75%	2.83%	2.25%
$500,000 to $1,000,000	2.00%	2.04%	1.75%
Greater than $1,000,000(1)	none	none	none

(1)
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 12 months of purchase.

Class A shares of the Guggenheim SMID-Cap Fund are offered at NAV plus initial sales charge as follows:

Purchase Amount	Sales Charge as a % of Offering Price	Percentage of Net Amount Invested	Sales Charge Percentage Reallowable to Dealers
Less than $25,000	5.75%	6.10%	5.00%
$25,000-$50,000	5.00%	5.26%	4.25%
$50,000-$100,000	4.50%	4.71%	3.75%
$100,000-$250,000	3.50%	3.63%	2.75%
$250,000-$500,000	2.50%	2.56%	2.00%
$500,000-$750,000	2.00%	2.04%	7.50%
$750,000-$1,000,000	1.50%	1.52%	1.25%
Greater than $1,000,000(1)	None	None	None

(1)
For investments of $1 million or greater, Class A shares are sold at NAV, without any up-front sales charge. However, a 1.25% CDSC based on the initial purchase price or current market value, whichever is lower, will be applied to shares sold within 18 months of purchase.

SALES CHARGES, REDUCTIONS AND WAIVERS
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution

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of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).
Reduced Sales Charges. You may qualify for reduced sales charges on Class A shares or sales charge exceptions on Class A shares. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
Rights of Accumulation
You may qualify for reduced initial sales charges based upon your existing investment in shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Fund, the reduced initial sales charge of 3.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation

1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

•	solely controlled business accounts;

•	single participant retirement plans; or

•	endowments or foundations established and controlled by you or your immediate family.

2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.

Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges on Class A Shares by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust (which may be offered in a different prospectus from the Funds) that you intend

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to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge

•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).

•	It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment

•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.

•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Sales Charge Waivers. The Class A shares' initial sales charges will be waived for certain types of investors as described in the Funds’ Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto.
Class A Shares— As discussed in the Prospectus, the Funds offering Class A shares have adopted a Distribution and Shareholder Servicing Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes

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each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor not to exceed 0.25% of the average daily NAV of the Class A shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund. Amounts paid to intermediaries or service providers by the Distributor are separate from the service fee paid by the Fund to service providers pursuant to the Fund’s Shareholder Servicing Plan described below.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Institutional Class Shares—Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:

•	Employee benefit plan programs that have at least $25 million in plan assets.

•	Guggenheim Trustees, Officers and Employees.

•	Broker/dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million.

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million.

•	Section 529 college savings plan accounts pursuant to the Internal Revenue Code of 1986, as amended (the "Code").

•	Funds of Funds advised by Security Investors, LLC or its affiliates.

•	Funds of Funds advised by unaffiliated investment advisers.

•	Institutions that invest the minimum initial investment amount in a Fund.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any

41

investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Eligible investors for Class P shares include the following:
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
As discussed in the Prospectus, each Fund offering Class P shares has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds with Institutional class shares reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plan—The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.

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Under the Plan, the Distributor is authorized to pay distribution and service fees to dealers and other firms that sell (or have sold) shares of the applicable class and expenses incurred in connection with distribution assistance. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Plan, and the Board will review at least quarterly, the amounts and purposes of any payments made under the Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.
The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event the Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Shareholder Servicing Plan.  The Funds have adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s Class A Shares will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing, certain shareholder and administrative services as discussed below.

•
Description of Shareholder Services.  Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

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Rule 12b-1 Plan Expenses — For the fiscal year ended September 30, 2016, the following 12b-1 payments were made for each Fund (other than Guggenheim SMID-Cap Directional Allocation Fund, which had not commenced operations) to the Distributor under the Plan:

Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Guggenheim Allocation Fund	$654,675	$3,116,963	$105,394
Guggenheim RBP® Dividend Fund	$22,936	$70,731	$3,275
Guggenheim RBP® LgCap Defensive Fund	$20,749	$89,339	$5,957
Guggenheim RBP® LgCap Market Fund	$20,457	$116,131	$5,565
Guggenheim RBP® LgCap Value Fund	$638	$4,984	$121
The Plan is a “compensation plan” which means that all amounts generated under the Plan are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Plan pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Funds to pay for these services and activities.
Prior to May 9, 2016, ALPS Distributors, Inc. ("ALPS"), served as the principal underwriter for the Trust's shares. For the period from October 1, 2015 through May 8, 2016, ALPS received from the Funds and former series of the Trust which have since been liquidated, underwriter's commissions, in gross, of $7,549. For the Guggenheim RBP® LgCap Defensive Fund, the Guggenheim RBP® Dividend Fund, the Guggenheim RBP® LgCap Market Fund, the Guggenheim RBP® LgCap Value Fund, and the Guggenheim Allocation Fund, for the fiscal year ended September 30, 2015, ALPS received underwriter’s commissions, in gross, of $133,778. For the Guggenheim RBP® LgCap Defensive Fund, the Guggenheim RBP® Dividend Fund, the Guggenheim RBP® LgCap Market Fund, the Guggenheim RBP® LgCap Value Fund, and the Guggenheim Allocation Fund, for the fiscal year ended September 30, 2014, ALPS received underwriter’s commissions, in gross, of $760,304.00.
Arrangements With Broker/Dealers and Others—The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund’s Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge of Class A shares is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

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Other Distribution or Service Arrangements—The Investment Manager, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
Such compensation may be paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.
Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases At Net Asset Value—Class A shares of the Funds may be purchased at NAV under the circumstances described in the Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto. The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
SYSTEMATIC WITHDRAWAL PLAN
A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
INVESTMENT MANAGEMENT
Guggenheim Partners Investment Management, LLC ("GPIM"), a Delaware corporation, serves as the investment manager (the “Investment Manager”) to the Funds. The Investment Manager’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Investment Manager, which was formed in 2001, is a diversified financial services firm with a sophisticated array of wealth and investment management services. The Investment Manager is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of September 30, 2016, the Investment Manager had approximately $156.5 billion in assets under management.
Effective July 31, 2015, following an internal reorganization, Transparent Value Advisors, LLC, the Funds’ former investment sub-adviser, became an indirect wholly-owned subsidiary of Guggenheim Capital, LLC. Following the Merger, the Investment Manager assumed all services previously provided to the Funds by the sub-adviser, effective November 9, 2015.
Investment Management Agreement.  Pursuant to the Investment Management Agreement (the “Agreement”), the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory functions.
For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation on an annual basis equal to:

Contractual Management Fees (expressed as a percentage of average net assets, calculated daily and paid monthly)
Guggenheim RBP® Large-Cap Defensive Fund	0.75%
Guggenheim RBP® Dividend Fund	0.75%
Guggenheim RBP® Large-Cap Market Fund	0.75%
Guggenheim RBP® Large-Cap Value Fund	0.75%
Guggenheim Directional Allocation Fund	0.95%
Guggenheim SMID-Cap Directional Allocation Fund	1.15%
Advisory Fees Paid to the Investment Manager.  The Agreement is renewable annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreement provides that it may be terminated without penalty at any time by either party on 60 days notice and are automatically terminated in the event of assignment.
As set forth in the applicable Prospectus, the Investment Manager has contractually agreed through February 1, 2019 to reduce its advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

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Fund	Class	Expense Cap
Guggenheim RBP® Large-Cap Defensive Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Dividend Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Large-Cap Market Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim RBP® Large-Cap Value Fund	A C Institutional P	1.20% 1.95% 0.95% 1.20%
Guggenheim Directional Allocation Fund	A C Institutional P	1.50% 2.10% 1.10% 1.35%
Guggenheim SMID-Cap Directional Allocation Fund	A C Institutional P	1.70% 2.30% 1.30% 1.55%
The Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized operating expenses are less than the indicated percentages.
The contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

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	Gross Advisory Fees Paid by Fund	Waiver of Fees	Reimbursement of Expenses	Net Advisory Fee Paid
Fiscal Year Ended September 30, 2016
Guggenheim RBP® LgCap Defensive Fund	$252,834	$(155,116)	—	$97,718
Guggenheim RBP® Dividend Fund	$198,263	$(178,263)	—	$20,000
Guggenheim RBP® LgCap Market Fund	$270,193	$(153,296)	—	$116,897
Guggenheim RBP® LgCap Value Fund	$29,463	$(158,849)	$129,386	—
Guggenheim Directional Allocation Fund	$8,351,024	$(318,487)	—	$8,032,537
Fiscal Year Ended September 30, 2015
Guggenheim RBP® LgCap Defensive Fund	$566,462	$(142,288)	—	$424,174
Guggenheim RBP® Dividend Fund	$374,060	$(167,218)	—	$206,842
Guggenheim RBP® LgCap Market Fund	$700,851	$(156,976)	—	$543,875
Guggenheim RBP® LgCap Value Fund	$43,917	$(43,917)	$(131,096)	—
Guggenheim Directional Allocation Fund	$17,195,168	—	—	$17,195,168
Fiscal Year Ended September 30, 2014
Guggenheim RBP® LgCap Defensive Fund	$706,033	$(125,000)	—	$581,033
Guggenheim RBP® Dividend Fund	$415,452	$(147,775)	—	$267,677
Guggenheim RBP® LgCap Market Fund	$1,149,005	$(124,826)	—	$1,024,179
Guggenheim RBP® LgCap Value Fund	$49,133	$(49,133)	$(102,423)	$—
Guggenheim Directional Allocation Fund	$17,403,481	—	—	$17,403,481
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, MUFG (the Funds' transfer agent) also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUFG receives, on an annual basis, a fee equal to the lesser of the fees calculated in accordance with (i) and (ii) below. The determination of which fee rate will apply shall be made on a Fund-by-Fund basis on each day in which the Fund calculates its net asset value per share, and the determination of which per-year minimum will apply shall be calculated on a Fund-by-Fund basis and shall be performed once per year.

(i)	0.095% for each Fund, based on average daily net assets, or $25,000 per Fund per year, whichever is greater; or

(ii)
The greater of (a) the portion of a Trust-wide annual fee of $500,000 allocable to each Fund based on that Fund’s pro rata portion of the entire Trust’s assets; or (b) an annual rate, based on average daily net assets, of 0.50% between $0 to $1 billion, 0.04% between $1 billion to $3 billion, and 0.03% above $3 billion.

Pursuant to a Transfer Agency Agreement with the Trust, as amended, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions,

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answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. Prior to October 4, 2016, Rydex Fund Services, LLC (“RFS”), a then affiliate of the Investment Manager, served as the Funds’ transfer and administrative agent. On October 4, 2016, RFS was acquired from Guggenheim by MUFG Investor Services (“MUFG”), the global asset servicing group of Mitsubishi UFJ Financial Group. In connection with the acquisition, RFS changed its name to MUFG Investor Services (US), LLC. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850. For these services, the Transfer Agent receives the lower of the following fees (i) and (ii) below with respect to each class of shares of the Funds:

(i)	Subject to a minimum fee per year of $25,000:
Account Set-Up Charge - A fee of $4 to open a position in a Fund for a single registration (“Account”) on RFS’s transfer agency system to hold shares of the Funds.
Annual Maintenance Charge - An annual per Account fee of (i) $8 per open Account for regular accounts, (ii) $6.50 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III).
Transaction Charge - A per transaction charge of (i) $1.10 per transaction for regular Accounts and (ii) $0.60 per transaction for Accounts which are Matrix Level III.

(ii)	An annual fee of $24,000 per Fund, plus:
Annual Maintenance Charge - An annual per Account fee of (i) $9 per open Account for regular accounts, (ii) $7 per open Account with respect to Accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems and (iii) $5 per Account for closed Accounts that remain outstanding on RFS’s transfer agency system (regardless of whether such Accounts are regular or Matrix Level III), and (iv) $0.50 per Account for closed accounts.
The Funds have agreed to reimburse the Transfer Agent or its affiliates for expenses the Transfer Agent or its affiliates pays to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. For the fiscal year ended September 30, 2016, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $380,169.
Each Fund pays all of its respective expenses not assumed by a Transfer Agent or the Distributor, including organization expenses; Trustees’ fees;; fees of the Fund’s custodian; taxes and governmental fees;; interest charges; any membership dues;; brokerage commissions; expenses of preparing and distributing reports to shareholders;; costs of shareholder and other meetings; Class A, Class C and Class P distribution fees; and legal, auditing and accounting expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
Prior to May 9, 2016, ALPS Fund Services, Inc. ("AFS"), served as administrator with respect to the Funds, and the Funds paid AFS in its role as administrator. Therefore, the Funds did not pay the Transfer Agent any administrative service fees prior to May 9, 2016. For the fiscal year ended September 30, 2014, AFS received fees from the Trust for its services to the Funds (except for the Guggenheim SMID-Cap Fund) totaling $996,796. For the fiscal year ended September 30, 2015, AFS received fees from the Trust for its services to the Funds (except for the Guggenheim SMID-Cap Fund) totaling $955,106. For the period from October 1, 2015 through May 8, 2016, AFS received fees from the Trust for its services to the Funds (except for the Guggenheim SMID-Cap Fund) totaling $446,834.

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CODES OF ETHICS
The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Subject to and consistent with the Funds’ Code of Ethics, access persons are permitted to engage in personal securities transactions in securities that are held by the Funds. All access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.
PORTFOLIO MANAGERS
Other Accounts Managed by Portfolio Managers — Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of September 30, 2016, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott Hammond	20	$2,502,139,328	2	$40,327,638	5	$101,128,281
Gennadiy Khayutin	5	$761,508,322	—	—	2	$65,840,839
Gary McDaniel	1	$106,500,000	—	—	—	—
Farhan Sharaff	22	$239,100,000	5	$460,200,000	1	$330,100,000
As of September 30, 2016, Gennadiy Khayutin owned between $10,001-$50,000 of the Guggenheim Allocation Fund.
The following table identifies, as of September 30, 2016, the number of, and total assets of, the registered investment companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name[1]	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Farhan Sharaff	0	—	1	$311,026,507	0	—

[1]	Portfolio Managers not listed in this table do not manage any registered investment companies, other pooled investment vehicles, or other accounts with a performance based advisory fee.
Information Regarding Conflicts of Interest and Compensation of Portfolio Managers—
General Investment Limitations and Conflicts of Interest. The Funds are subject, directly or indirectly, to various regulatory frameworks that can limit their ability to fully pursue their investment strategies. In addition, Guggenheim Investments is a global asset management and investment advisory organization. Along with its affiliates, Guggenheim Investments provides a wide range of financial services to a substantial and diversified client base. Guggenheim Investments and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Investments and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which a Fund may directly or indirectly invest. These interests may cause the Funds to be subject to regulatory limits, and in certain circumstances, these various activities may prevent a Fund from participating in an investment decision.

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As a result, activities and dealings of Guggenheim Investments and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit Guggenheim Investments and its affiliates.
The following are descriptions of certain conflicts, financial or otherwise, that Guggenheim Investments and its affiliates may have in transactions effected by, with or on behalf of the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts that may arise from the business activities of Guggenheim Investments or its affiliates. To address these conflicts, the Funds and Guggenheim Investments and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Funds from being disadvantaged.
Other Activities of Guggenheim Investments and Its Affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. In addition, a Fund may be limited in its ability to invest in, or hold securities of, any companies that the Investment Manager or its affiliates (or other accounts managed by the Investment Manager or its affiliates) control, or companies in which the Investment Manager or its affiliates have interests or with whom they do business. For example, affiliates of the Investment Managers may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Investment Managers’ affiliates in the markets for loans may restrict a Fund's ability to acquire some loans or affect the timing or price of such acquisitions.
In conformance with each Fund's investment objective(s) and subject to compliance with applicable law, the Investment Manager may purchase securities for the Funds during an underwriting or other offering of securities in which a broker-dealer affiliate acts as an active or passive bookrunner, manager, co-manager or selling group member, or receives a benefit in the form of management fees, underwriting fees, selling concession or other fees or compensation (“affiliated offerings”). Participation in such offerings may directly or indirectly relieve firm commitment underwriting or other financial obligations of an affiliate, and the Investment Manager may accordingly have an incentive to cause the Funds to invest in otherwise unmarketable securities offered by an affiliate or other members of an affiliate's underwriting syndicate. In certain circumstances, regulations prohibit the Funds from participating in those transactions, which may otherwise be profitable investments for the Funds.
From time to time, including in connection with affiliated offerings or other services through which Guggenheim Investments or its affiliates have come into possession of material non-public information, the activities and investments of the Funds may be restricted because of regulatory requirements applicable to the Funds or Guggenheim Investments in relation to the activities of Guggenheim Investments or its affiliates.
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple Funds and other accounts may devote unequal time and attention to the management of those Funds and other accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those Funds or other accounts as might be the case if he or she were to devote substantially more attention to the management of a single Fund. The effects of this potential conflict may be more pronounced where Funds and other accounts overseen by a particular portfolio manager have different investment strategies.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Advice given to, or investment or voting decisions made for, other accounts may affect or conflict with investment decisions made for a Fund. In addition, the Investment Manager may develop and implement new trading strategies or seek to participate in new investment opportunities or trading strategies. The opportunities and strategies may not be employed across all Funds and other accounts equally, even if the opportunity or strategy is consistent with the investment guidelines of such Funds or other accounts.

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The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might otherwise be available. These services may benefit certain funds or accounts more than others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that the portfolio manager manages. The Investment Manager and its affiliates do not currently participate in soft dollar arrangements. To the extent that the Investment Manger participates in soft dollar arrangements, such participation would be consistent with applicable legal requirements.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to accounts with a heavily performance-oriented fee.
Compensation Information. The Investment Manager compensates portfolio management staff for their management of the Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The Investment Manager’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. The Investment Manager’s deferred compensation programs include equity that vests over a period of years. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.
PROXY VOTING
The Board has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. A Fund may hold shares in underlying funds offered exclusively to funds managed by an Investment Manager of its affiliates.  The Investment Manager of a Fund holding shares of such an underlying fund will cause the Fund to: (i) echo vote its interests in the underlying fund in proportion to the votes of the shareholders of the Fund in the event that both the Fund and the underlying fund are voting on substantially identical proposals or, in all other cases; (ii) seek voting instructions from the Independent Trustees or an independent proxy voting service if deemed appropriate by the Independent Trustees.
The Investment Manager has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how the Investment Manager votes proxies held in the accounts of its clients.
Generally, the Investment Manager will vote proxies in accordance with certain guidelines found in the Proxy Policies (the “Guidelines”), which may be changed or supplemented from time to time. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.
The portfolio managers in conjunction with the Director of Operations (or his or her designee) shall be responsible for evaluating and voting proxies in accordance with the Guidelines. Voting decisions not covered by these Guidelines will be made in accordance with other provisions of the Proxy Policies or as may be deemed reasonably appropriate by senior management of the Investment Manager.
The Investment Manager may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly, it has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund. These procedures include: (i) on an annual basis, the portfolio manager(s), Director of Operations and CCO will take reasonable steps to evaluate the nature of the Investment Manager’s employees’ material business and personal relationships (and those of the Investment Manager’s affiliates) with any company whose securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making

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process or vote administration from revealing how the Investment Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing the proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that the Investment Manager voting decision is consistent with the Investment Manager’s clients’ best interests.
The Investment Manager may not vote proxies in certain circumstances, including situations where: (i) the securities being voted are no longer held by the client; (ii) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (iii) the Investment Manager concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.
The Funds are required to file SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
DISTRIBUTOR
Effective May 9, 2016, Guggenheim Funds Distributors, LLC (the “Distributor”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, a Delaware limited liability company serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2.
The Distributor receives a maximum commission on sales of Class A shares of each Fund other than Guggenheim SMID-Cap Fund of 4.75% and allows a maximum sales charge percentage reallowable to dealers of 4.00% on Fund shares sold, and receives a maximum commission on sales of Class A shares of Guggenheim SMID-Cap Fund of 5.75% and allows a maximum sales charge percentage reallowable to dealers of 5.00% on Fund shares sold. The maximum sales charge percentage reallowable to dealers is the same for all dealers, but the Distributor at its discretion may increase the amount for specific periods.
The Distributor does not receive any compensation from the Fund for the distribution of Institutional class shares.
The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC.
After the initial two-year term, the Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days' written notice.
ALLOCATION OF PORTFOLIO BROKERAGE
GPIM makes investment decisions for each Fund, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. GPIM has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Funds and GPIM’s other clients fairly, equitably and in a non-preferential manner over time.
GPIM has discretionary trading authority on behalf of the Funds and it’s other clients, and has a duty to each of those Funds (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of achieving the most favorable execution, GPIM will generally conduct business with brokers that, in its judgment, are reputable and financially stable. When reviewing brokers, GPIM may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. GPIM uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, GPIM is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. GPIM and its affiliates do not currently participate in soft dollar arrangements.

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GPIM may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is in the best interests of all participating clients and is in furtherance of its duty to seek best execution. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, GPIM will continue to seek best execution, treat all participating clients fairly and ensure participating clients pay the same price, net of transaction costs. GPIM will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Fund(s) and other client accounts involved. Generally, GPIM will allocate these orders pro rata among participating clients. In some cases, GPIM may use various other methods of allocation that are considered to be consistent with GPIM’s established policies and procedures.
The table below sets forth the brokerage fees paid by the Funds during the fiscal years ended September 30, 2016, 2015 and 2014 and certain other information:

	For Fiscal Year Ended 9/30/16	For Fiscal Year Ended 9/30/15	For Fiscal Year Ended 9/30/14
Guggenheim RBP® LgCap Defensive Fund	$8,686	$12,178	$23,620
Guggenheim RBP® Dividend Fund	$21,003	$15,674	$15,313
Guggenheim RBP® LgCap Market Fund	$8,641	$17,180	$42,045
Guggenheim RBP® LgCap Value Fund	$1,663	$1,687	$1,383
Guggenheim Allocation Fund	$532,991	$553,573	$699,117
The aggregate brokerage commissions for the Guggenheim RBP ® Dividend Fund increased between fiscal years as a result of several factors that increase Fund trading, including (1) frequent and larger volume investment inflows and outflows that require changes to portfolio holdings, and (2) a Fund’s Index being rebalanced at least quarterly or more frequently when economic conditions signal changes, or to account for corporate actions such as mergers or de-listings. The aggregate brokerage commissions for the Guggenheim RBP ® LgCap Defensive Fund, the Guggenheim RBP ® LgCap Market Fund, the Guggenheim RBP ® LgCap Value Fund, and the Guggenheim Allocation Fund decreased between fiscal years as a result of lower Fund trading, due to less frequent and lower volume inflows and outflows.
During such fiscal years, the Funds paid no brokerage commission to ALPS Distributors, Inc. or Guggenheim Funds Distributors, LLC, the former and current principal underwriters.
The Funds contemplate that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.
Guggenheim Securities, LLC (“Guggenheim Securities”), is an affiliate of the Investment Manager.
For the fiscal year ended September 30, 2016, the Guggenheim RBP ® LgCap Defensive Fund, the Guggenheim RBP ® Dividend Fund, the Guggenheim RBP ® LgCap Market, the Guggenheim RBP ® LgCap Value and the Guggenheim Allocation Fund did not pay any commission to brokers who were affiliated with the Funds, the Investment Manager or the Distributor. As of the date of this SAI, the Guggenheim SMID-Cap Fund had not commenced operations. Accordingly, data is not provided for the Guggenheim SMID-Cap Fund. For the fiscal years ended September 30, 2015 and September 30, 2014, the Guggenheim RBP ® LgCap Defensive Fund, the Guggenheim RBP ® Dividend Fund, the Guggenheim RBP ® LgCap Market, the Guggenheim RBP ® LgCap Value, and the Guggenheim Allocation Fund did not pay any commission to brokers who were affiliated with the Funds, the Investment Manager or the Distributor.
Portfolio Turnover Rate.   Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

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SECURITIES OF REGULAR BROKER-DEALERS
In certain cases, a Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Funds. As of the end of the Funds’ most recently completed fiscal year, the following Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:

Fund	Regular Broker or Dealer	Value of Securities Held
Guggenheim Allocation Fund	Bank of America Corp.	$3,388,288
Guggenheim RBP® Dividend Fund	Bank of America Corp.	$168,691
Guggenheim RBP® LgCap Value Fund	Bank of America Corp.	$37,654
Guggenheim RBP® LgCap Value Fund	JP Morgan Chase & Co.	$30,165
HOW NET ASSET VALUE IS DETERMINED
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued with the Funds’ valuation procedures, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees. The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities accurately is difficult and can be based on inputs and assumptions which may not always be correct
Equity securities traded on a domestic securities exchange (including ETFs, ADRs and GDRs) are usually valued at the last sale price on that exchange on the day the valuation is made. If no sale is reported, then an exchange-traded equity security is valued on the basis of the last bid price. OTC securities held by a Fund are typically valued at the NASDAQ Official Closing Price (“NOCP”) on the valuation date or, if no NOCP is reported, the last reported bid price is used. The portfolio securities of a Fund that are usually traded on multiple exchanges or markets are taken at the last sales price of such securities on the primary exchange or market on which they are traded.
Debt securities with a maturity greater than 60 days at the time of purchase will be generally valued based on market quotations from approved pricing services, except as specified below. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and can rely on limited available information. If prices obtained from pricing services are unavailable, then the securities are generally fair valued in accordance with the Funds' valuation procedures. Certain securities may be valued based on broker bid prices.
A Fund will utilize the amortized cost method in valuing its discount notes with maturities of 60 days or less for purposes of determining the NAV of its shares. Commercial paper with maturities of 60 days or less will be valued using market quotations from approved pricing services. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If it is deemed that amortized cost does not represent fair value, then market quotations from a pricing service will be used.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a price provided by a pricing service or may be fair valued.
For investments in an underlying open-end mutual fund (other than ETFs), or investments in any wholly-owned foreign subsidiary, a Fund values its investment in the underlying fund at its NAV. The NAV of each underlying fund is calculated by dividing the market value of the underlying fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the underlying fund.

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Options on securities and indices purchased by a Fund generally are valued using the mid price, which is the mean of the spread between the bid and ask prices.
The value of total return index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A credit default swap will be valued on the basis of the current trade price. If a qualifying trade price is unavailable, then the mid point price may be used. An interest rate swap is generally valued using the closing price from the prior day, subject to an adjustment for the current day's spreads. Certain equity portfolio swaps are valued using the last sale price on the exchange for each of the swap’s underlying equity securities.
The loans (including syndicated bank loans) in which a Fund may invest are not usually listed on any securities exchange or board of trade. Typically, such loans are valued using information provided by a pricing service. If no pricing service is available, the valuations may be based on broker quotations or may be fair valued. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
For valuation purposes, assets initially expressed in foreign currency values will be converted into U.S. dollars at the relevant foreign exchange rate as obtained from a pricing service/vendor as set forth in the Funds’ valuation procedures.
A Fund may fair value an asset when a market quotation is not readily available, is not reliable, or the valuation of an asset does not reflect the asset’s fair value as of the applicable valuation time. The Funds also may value their foreign securities at fair value when a significant event is deemed to have occurred. The Board has adopted fair valuation procedures for the Funds and has delegated certain responsibilities for fair value determinations to the Valuation Committee, which consists of personnel of the Investment Managers and other committee members.
Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
HOW TO REDEEM SHARES
Shareholders may turn in their shares , other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);

•	Signature of account owner(s) (not required for telephone redemptions); and

•	Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
The Trust’s Declaration of Trust provides that the Board of Trustees, without the vote or consent of the shareholders, may require any shareholder to redeem shares for any reason, as determined by the Trustees, including requiring redemption of all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares. Any plan of involuntary redemption adopted by the Board of Trustees

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shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Declaration of Trust, or such fewer shares as are specified in the plan.
Receiving Your Redemption Proceeds-Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds’ account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).
The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay other redemptions, either total or partial, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in kind”). The securities distributed in such a redemption in kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder were to receive a redemption in kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.
Telephone Redemptions-A shareholder may redeem uncertificated shares. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.

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During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
Redemptions In-Kind-The Funds normally redeem shares of each Fund in cash. The Funds are obligated to redeem shares of each Fund in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right, in certain circumstances, to pay redemptions in excess of these amounts by a payment in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in-kind”), if deemed in the best interests of the Fund or otherwise advisable. The securities involved in a redemption in-kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder were to receive a redemption in-kind, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.
HOW TO EXCHANGE SHARES
Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Guggenheim Funds Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C, Institutional Class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class C, Institutional Class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.
Exchange By Telephone-A shareholder of each class of shares, other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

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DIVIDENDS AND TAXES
It is each Fund’s policy to declare dividends from its net investment income and pay such dividends at least annually, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations-The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, and its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

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Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid the tax, a regulated investment company must dividends in respect of each calendar year of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment companies paid no federal income tax. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income.
For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount designated as qualified dividend income by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each

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Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period as well as satisfy certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder’s hands and will be taxable to shareholders as long-term capital gains or losses if the shares had been held for more than one year at the time of sale or redemption. Capital gains on shares held for less than one year will be taxable to shareholders as short-term capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original stock was disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Cost Basis Reporting -Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the IRS when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding-Each Fund generally will be required to withhold federal income tax at a rate of 28% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies-Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated

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as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements-Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.

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The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Market Discount-If a Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of the stated redemption price over the acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount-Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Uncertain Tax Treatment-The Funds may invest a portion of their net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Constructive Sales-These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
REITs-A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed as dividends to shareholders if the REITs comply with the Code's requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT generally do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost

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basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.
Investment in Taxable Mortgage Pools (Excess Inclusion Income)-Under a notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits ("REMICs") or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.
Foreign Taxation- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to certain holding period and other applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. A Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Securities Lending-A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Currency Transactions-Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options, and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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Foreign Shareholders-Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
Certain properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of a Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if a Fund designates the payment as a dividend derived from qualified net interest income or qualified short-term capital gain. Moreover, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes-The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign

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taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
ORGANIZATION
The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in six series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the Funds each have outstanding four classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board of Trustees may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular Fund or class, such as the investment advisory contract or the fundamental policies, only shares of that Fund or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast in person or by proxy at a meeting of shareholders.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT
The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG Investor Services, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for each of the Funds .
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust's independent registered public accounting firm, Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports, prepares the Funds' federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.
LEGAL COUNSEL
Dechert, LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.
FINANCIAL STATEMENTS
The financial statements of the Funds, which are contained in the Funds’ September 30, 2016 Annual Report, are incorporated herein by reference. A copy of the Annual Report is provided to every person requesting the SAI.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Transparent Value Trust: Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Market Fund, Guggenheim RBP® Large-Cap Value Fund, Guggenheim Directional Allocation Fund; Guggenheim Funds Trust; the Rydex Series Funds; and the Rydex Dynamic Funds.

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APPENDIX A – DESCRIPTION OF RATINGS
The following descriptions are summaries of published ratings.
Description of Commercial Paper Ratings

A-1
This is the highest category by Standard and Poor’s (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1
Issues rated Prime-1 (or supporting institutions) by Moody’s have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
The rating TBW-1 by Thomson BankWatch (“Thomson”) indicates a very high likelihood that principal and interest will be paid on a timely basis.
Description of Municipal Note Ratings
Moody’s Short-Term MIG/VMIG Ratings – U.S. Tax-Exempt Municipals
There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody’s Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. , Aaa/NR or NR/VMIG 1.
Issues that are subject to a periodic reoffer and resale in the secondary market in a “dutch auction” are assigned a long-term rating based only on Moody’s assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody’s expresses no opinion as to the ability of the holder to sell the security in a secondary market “dutch auction.” Such issues are identified by the insertion of the words “dutch auction” into the name of the issue.
Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

•	Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.
Description of Corporate Bond Ratings
S&P
Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
Moody’s
Baa Bonds which are rated Baa are considered as medium grade obligations; i.e. , they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.
Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.
Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Bonds that are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Bonds which are rated Baa are considered as medium-grade obligations ( i.e. , they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.
When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.
Moody’s makes no representation that rated bank or insurance company obligations are exempt from the registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.
If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.
Fitch Inc. (“Fitch”)
Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.
Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
Thomson
Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)
Certificate of Trust dated June 8, 2009 of Transparent Value Trust (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A, filed with the SEC on June 15, 2009.

(a)(2)
Registrant’s Amended and Restated Declaration of Trust dated February 24, 2016 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 30 to this Registration Statement, filed with the SEC on May 19, 2016.

(b)
Registrant’s Amended and Restated By-Laws dated May 18, 2016 is incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 30 to this Registration Statement, filed with the SEC on May 19, 2016.

(c)	Not applicable.

(d)(1)(a)
Investment Advisory Agreement dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(d)(1)(b)
Amendment to Investment Advisory Agreement dated May 9, 2016, to the Investment Advisory Agreement, dated March 15, 2010 between the Registrant and Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (d)(1)(b) to Post-Effective Amendment No. 30 to this Registration Statement, filed with the SEC on May 19, 2016.

(d)(2)
Form of Amended and Restated Expense Limitation Agreement between the Registrant and Guggenheim Partners Investment Management, LLC for the Guggenheim RPB Large-Cap Defensive Fund (f/k/a Transparent Value Large-Cap Defensive Fund), Guggenheim RBP Large-Cap Market Fund (f/k/a Transparent Value Large-Cap Market Fund), Guggenheim RBP Large-Cap Value Fund (f/k/a Transparent Value Large-Cap Value Fund), Guggenheim RBP Dividend Fund (f/k/a Transparent Value Dividend Fund), Guggenheim Directional Allocation Fund (f/k/a Transparent Value Directional Allocation Fund) and Guggenheim SMID-Cap Directional Allocation Fund (f/k/a Transparent Value SMID-Cap Directional Allocation Fund) is filed herewith.

(e)(1)
Distribution Agreement dated May 9, 2016 between the Registrant and Guggenheim Funds Distributors, LLC is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 28 to this Registration Statement, filed with the SEC on April 29, 2016.

(e)(2)
Form of Dealer Agreement for Guggenheim Funds Distributors, LLC as principal underwriter for the Guggenheim family of investment companies is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 30 to this Registration Statement, filed with the SEC on May 19, 2016.

(f)	Not applicable.

(g)
Mutual Fund Custody and Services Agreement dated March 3, 2010 between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to this Registration Statement, filed with the SEC on March 25, 2010.

(h)(1)
Fund Accounting and Administration Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 31 to this Registration Statement, filed with the SEC on November 29, 2016.

(h)(2)
Transfer Agency Agreement dated May 9, 2016 between the Registrant and Rydex Fund Services, LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 31 to this Registration Statement, filed with the SEC on November 29, 2016.

(h)(3)
Shareholder Servicing Plan dated December 21, 2009, as amended November 10, 2011, February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014 and May 19, 2014, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 19 to this Registration Statement, filed with the SEC on May 19, 2014.

(h)(4)
Form of Amendment to Fund Accounting and Administration Agreement dated July 27, 2016 between the Registrant and MUFG Investor Services is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 33 to this Registration Statement, filed with the SEC on January 27, 2017.

(h)(5)
Form of Amendment to Transfer Agency Agreement dated July 27, 2016 between the Registrant and MUFG Investor Services is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 33 to this Registration Statement, filed with the SEC on January 27, 2017.

(i)
Opinion and Consent of Counsel, Dechert LLP is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 33 to this Registration Statement, filed with the SEC on January 27, 2017.

(j)	Consent of independent registered public accounting firm, Ernst & Young LLP is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)
Distribution and Shareholder Services Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014, May 19, 2014, and November 15, 2016 is to be filed by amendment.

(n)
Rule 18f-3 Multiple Class Plan dated December 21, 2009, as amended February 29, 2012, January 28, 2013, January 28, 2014, April 28, 2014; September 10, 2014, February 25, 2016, and November 15, 2016 is to be filed by amendment.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 4 to this Registration Statement, filed with the SEC on January 27, 2012.

(p)(2)
Code of Ethics of Guggenheim Partners Investment Management, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 18 to this Registration Statement, filed with the SEC on May 6, 2014.

(p)(3)
Code of Ethics of Guggenheim Funds Distributors, LLC is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 33 to this Registration Statement, filed with the SEC on January 27, 2017.

(q)
Powers of Attorney for Donald C. Cacciapaglia, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Ronald E. Toupin, Jr., Randall C. Barnes, Maynard F. Oliverius, Donald A. Chubb, Jr. and Jerry B. Farley is incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 26 to this Registration Statement, filed with the SEC on January 28, 2016.

Item 29.	Persons Controlled by or under Common Control with the Fund
Not Applicable.

Item 30.	Indemnification
A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Amended and Restated Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s Amended and Restated By-Laws.
All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the

Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other Connections of the Investment Adviser
Guggenheim Partners Investment Management, LLC, (the “Adviser”) serves as the investment adviser for each series of the Trust. The Adviser is primarily engaged in the provision of investment advisory and management services to registered investment companies and private accounts. The directors and officers of the Adviser consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, as applicable, none of the directors or executive officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-66786) pursuant to the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriters
(a) Guggenheim Funds Distributors, LLC serves as the principal underwriter for the Registrant, Guggenheim Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex ETF Trust, Rydex Variable Trust, Rydex Dynamic Funds, Claymore Exchange-Traded Fund Trust and Claymore Exchange Traded Fund Trust 2.
(b) The following information is furnished with respect to the directors and officers of Guggenheim Funds Distributors, LLC:

(1) Name and Principal Business Address	(2) Position and Offices with Underwriter	(3) Position and Offices with Registrant
Donald Cacciapaglia 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Executive Officer and President	Chief Executive Officer, President and Trustee

Dominick Colgiandro 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Operating Officer	None

Dennis R. Metzger 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Chief Compliance Officer	None

Kevin M. McGovern 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	None

Julie Jacques One Security Benefit Place Topeka, KS 66636	Chief Financial Officer and Treasurer	None

Amy J. Lee 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President and Secretary	Chief Legal Officer and Vice President

Elisabeth A. Miller 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Vice President	Chief Compliance Officer

Douglas Mangini 805 King Farm Blvd., Suite 600 Rockville, MD 20850	Senior Vice President	None

William Belden 227 West Monroe Street Chicago, IL 60606	Vice President	Vice President
(c) Not applicable.
Item 33.     Location of Accounts and Records:
State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(b)	Adviser:
Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard, 5th Floor
Santa Monica, CA 90401

(c)	Principal Underwriter:
Guggenheim Funds Distributors, LLC
805 King Farm Boulevard, Suite 600
Rockville, MD 20850

(d)	Custodian:
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Item 34.	Management Services
Not Applicable.

Item 35.	Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 39 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 7th day of April 2017.
TRANSPARENT VALUE TRUST
(Registrant)
By:    /s/ DONALD C. CACCIAPAGLIA
Donald C. Cacciapaglia, Chief Executive Officer and President
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 7th day of April 2017.

Jerry B. Farley Jerry B. Farley Trustee	TRANSPARENT VALUE TRUST

Donald A. Chubb, Jr. Donald A. Chubb, Jr. Trustee	By: /s/ AMY J. LEE Amy J. Lee, Chief Legal Officer and Attorney-In-Fact for the Trustees Whose Names Appear Opposite
Maynard F. Oliverius Maynard F. Oliverius Trustee
Randall C. Barnes Randall C. Barnes Trustee	By: /s/ KEITH D. KEMP Keith D. Kemp, Treasurer
Roman Friedrich III Roman Friedrich III Trustee
Robert B. Karn III Robert B. Karn III Trustee	By: /s/ DONALD C. CACCIAPAGLIA Donald C. Cacciapaglia, Chief Executive Officer, President and Trustee
Ronald A. Nyberg Ronald A. Nyberg Trustee

Ronald E. Toupin, Jr. Ronald E. Toupin, Jr. Trustee	By: /s/ JOHN L SULLIVAN John L. Sullivan, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
(d)(2)
Form of Amended and Restated Expense Limitation Agreement between the Registrant and Guggenheim Partners Investment Management, LLC for the Guggenheim RPB Large-Cap Defensive Fund (f/k/a Transparent Value Large-Cap Defensive Fund), Guggenheim RBP Large-Cap Market Fund (f/k/a Transparent Value Large-Cap Market Fund), Guggenheim RBP Large-Cap Value Fund (f/k/a Transparent Value Large-Cap Value Fund), Guggenheim RBP Dividend Fund (f/k/a Transparent Value Dividend Fund), Guggenheim Directional Allocation Fund (f/k/a Transparent Value Directional Allocation Fund) and Guggenheim SMID-Cap Directional Allocation Fund (f/k/a Transparent Value SMID-Cap Directional Allocation Fund)

(j)	Consent of independent registered public accounting firm, Ernst & Young LLP